SECOND AMENDED AND RESTATED
                          WAREHOUSING CREDIT AGREEMENT

                                      AMONG

                          PLM EQUIPMENT GROWTH FUND III
                          PLM EQUIPMENT GROWTH FUND IV
                           PLM EQUIPMENT GROWTH FUND V
                          PLM EQUIPMENT GROWTH FUND VI
                     PLM EQUIPMENT GROWTH & INCOME FUND VII
               PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C.
                          PLM FINANCIAL SERVICES, INC.

                                       AND

                   FIRST UNION NATIONAL BANK OF NORTH CAROLINA
                      AND SUCH OTHER FINANCIAL INSTITUTIONS
                        AS SHALL BECOME LENDERS HEREUNDER

                                       AND

                  FIRST UNION NATIONAL BANK OF NORTH CAROLINA,
                                    AS AGENT








                                  May 31, 1996





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                          WAREHOUSING CREDIT AGREEMENT

                                TABLE OF CONTENTS

                                                                         Page




SECTION 1.        DEFINITIONS..............................................2

         1.1      Defined Terms............................................2
         1.2      Accounting Terms........................................18
         1.3      Other Terms.............................................18
         1.4      Schedules And Exhibits..................................19

SECTION 2.        AMOUNT AND TERMS OF CREDIT..............................19

         2.1      Commitment To Lend......................................19

                  2.1.1      Revolving Facility...........................19

                             (a)    Facility Commitments..................19
                             (b)    Each Loan.............................20

                  2.1.2      Funding......................................21
                  2.1.3      Utilization Of The Loans.....................21

         2.2      Repayment And Prepayment................................21

                  2.2.1      Repayment....................................21
                  2.2.2      Voluntary Prepayment.........................21
                  2.2.3      Mandatory Prepayments........................22

         2.3      Calculation Of Interest; Post-Maturity Interest.........22
         2.4      Manner Of Payments......................................23
         2.5      Payment On Non-Business Days............................23
         2.6      Application Of Payments.................................23
         2.7      Procedure For The Borrowing Of Loans....................23

                  2.7.1      Notice Of Borrowing..........................23
                  2.7.2      Unavailability Of LIBOR Loans................24

         2.8      Conversion And Continuation Elections...................24

                  2.8.1      Election.....................................24
                  2.8.2      Notice Of Conversion.........................24
                  2.8.3      Interest Period..............................25
                  2.8.4      Unavailability Of LIBOR Loans................25

         2.9      Discretion Of Lenders As To Manner Of Funding...........25
         2.10     Distribution Of Payments................................25
         2.11     Agent's Right To Assume Funds Available For Advances....25
         2.12     Agent's Right To Assume Payments Will Be Made By Borrower..26
         2.13     Capital Requirements....................................26
         2.14     Taxes...................................................27

                  2.14.1     No Deductions................................27
                  2.14.2     Miscellaneous Taxes..........................27
                  2.14.3     Indemnity....................................27
                  2.14.4     Required Deductions..........................27
                  2.14.5     Evidence of Payment..........................27
                  2.14.6     Foreign Persons..............................28
                  2.14.7     Income Taxes.................................28
                  2.14.8     Reimbursement Of Costs.......................29
                  2.14.9     Jurisdiction.................................29

         2.15     Illegality..............................................29

                  2.15.1     LIBOR Loans..................................29
                  2.15.2     Prepayment...................................29
                  2.15.3     Prime Rate Borrowing.........................30

         2.16     Increased Costs.........................................30
         2.17     Inability To Determine Rates............................30
         2.18     Prepayment Of LIBOR Loans...............................30

SECTION 3.        CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT AND
                  THE MAKING OF LOANS............... 31

         3.1      Effectiveness of This Agreement.........................31

                  3.1.1      Partnership, Company And Corporate Documents..31
                  3.1.2      Notes........................................31
                  3.1.3      Opinion Of Counsel...........................31
                  3.1.4      Reaffirmation of Guaranty....................31
                  3.1.5      TEC AcquiSub Amendment.......................31
                  3.1.6      AFG Agreement................................31
                  3.1.7      Bringdown Certificate........................31
                  3.1.8      Fees.........................................32
                  3.1.9      Other Documents..............................32

         3.2      All Loans...............................................32

                  3.2.1      Notice Of Borrowing..........................32
                  3.2.2      No Event Of Default..........................32
                  3.2.3      Representations And Warranties...............32
                  3.2.4      Insurance....................................32
                  3.2.5      Other Instruments............................32

         3.3      Further Conditions To All Loans.........................32

                  3.3.1      General Partner Or Manager...................32
                  3.3.2      Removal Of General Partner Or Manager........33
                  3.3.3      Purchaser....................................33

SECTION 4.        BORROWERS' AND FSI'S REPRESENTATIONS AND WARRANTIES.....33

         4.1      General Representations And Warranties..................33

                  4.1.1      Existence And Power..........................33
                  4.1.2      Loan Documents And Notes Authorized; Binding
                             Obligations........................... 33
                  4.1.3      No Conflict; Legal Compliance................34
                  4.1.4      Financial Condition..........................34
                  4.1.5      Executive Offices............................34
                  4.1.6      Litigation...................................34
                  4.1.7      Material Contracts...........................35
                  4.1.8      Consents And Approvals.......................35
                  4.1.9      Other Agreements.............................35
                  4.1.10     Employment And Labor Agreements..............35
                  4.1.11     ERISA........................................35
                  4.1.12     Labor Matters................................36
                  4.1.13     Margin Regulations...........................36
                  4.1.14     Taxes........................................36
                  4.1.15     Environmental Quality........................36
                  4.1.16     Trademarks, Patents, Copyrights, Franchises And
                             Licenses........................... 37
                  4.1.17     Full Disclosure..............................37
                  4.1.18     Other Regulations............................37
                  4.1.19     Solvency.....................................38

         4.2      Representations And Warranties At Time Of First Advance..38

                  4.2.1      Power And Authority..........................38
                  4.2.2      No Conflict..................................38
                  4.2.3      Consents And Approvals.......................38

         4.3      Survival Of Representations And Warranties..............38

SECTION 5.        BORROWERS' AND FSI'S AFFIRMATIVE COVENANTS..............38

         5.1      Records And Reports.....................................39

                  5.1.1      Quarterly Statements.........................39
                  5.1.2      Annual Statements............................39
                  5.1.3      Borrowing Base Certificate...................39
                  5.1.4      Compliance Certificate.......................40
                  5.1.5      Reports......................................40
                  5.1.6      Insurance Reports............................40
                  5.1.7      Certificate Of Responsible Officer...........40
                  5.1.8      Employee Benefit Plans.......................40
                  5.1.9      ERISA Notices................................41
                  5.1.10     Pension Plans................................41
                  5.1.11     SEC Reports..................................41
                  5.1.12     Tax Returns..................................41
                  5.1.13     Additional Information.......................41

         5.2      Existence; Compliance With Law..........................42
         5.3      Insurance...............................................42
         5.4      Taxes And Other Liabilities.............................42
         5.5      Inspection Rights; Assistance...........................43
         5.6      Maintenance Of Facilities; Modifications................43

                  5.6.1      Maintenance Of Facilities....................43
                  5.6.2      Certain Modifications To The Equipment.......43

         5.7      Supplemental Disclosure.................................43
         5.8      Further Assurances......................................43
         5.9      Lockbox.................................................44
         5.10     Environmental Laws......................................44

SECTION 6.        BORROWER'S AND FSI'S NEGATIVE COVENANTS.................44

         6.1      Liens; Negative Pledges; And Encumbrances...............44
         6.2      Acquisitions............................................45
         6.3      Limitations On Indebtedness.............................45
         6.4      Use Of Proceeds.........................................46
         6.5      Disposition Of Assets...................................46
         6.6      Restriction On Fundamental Changes......................46
         6.7      Transactions With Affiliates............................47
         6.8      Maintenance Of Business.................................47
         6.9      No Distributions........................................47
         6.10     Events Of Default.......................................47
         6.11     ERISA...................................................47
         6.12     No Use Of Any Lender's Name.............................47
         6.13     Certain Accounting Changes..............................47
         6.14     Amendments Of Limited Partnership Or Operating Agreements..48

SECTION 7.        FINANCIAL COVENANTS OF BORROWER AND FSI.................48

         7.1      Maximum Funded Debt Ratio...............................48
         7.2      Minimum Debt Service Ratio..............................48
         7.3      Minimum Consolidated Tangible Net Worth.................48
         7.4      Cash Balances...........................................48

SECTION 8.        EVENTS OF DEFAULT AND REMEDIES..........................48

         8.1      Events Of Default.......................................48

                  8.1.1      Failure To Make Payments.....................48
                  8.1.2      Other Agreements.............................49
                  8.1.3      Breach Of Covenants..........................49
                  8.1.4      Breach Of Representations Or Warranties......49
                  8.1.5      Failure To Cure..............................49
                  8.1.6      Insolvency...................................50
                  8.1.7      Bankruptcy Proceedings.......................50
                  8.1.8      Material Adverse Effect......................50
                  8.1.9      Judgments, Writs And Attachments.............50
                  8.1.10     Legal Obligations............................51
                  8.1.11     TEC AcquiSub Agreement.......................51
                  8.1.12     AFG Agreement................................51
                  8.1.13     Change Of General Partner Or Manager.........51
                  8.1.14     Change Of Purchaser..........................51
                  8.1.15     Criminal Proceedings.........................51
                  8.1.16     Action By Governmental Authority.............52
                  8.1.17     Governmental Decrees.........................52

         8.2      Waiver Of Default.......................................52
         8.3      Remedies................................................52
         8.4      Set-Off.................................................53
         8.5      Rights And Remedies Cumulative..........................54

SECTION 9.        AGENT...................................................54

         9.1      Appointment.............................................54
         9.2      Delegation Of Duties....................................54
         9.3      Exculpatory Provisions..................................55
         9.4      Reliance By Agent.......................................55
         9.5      Notice Of Default.......................................55
         9.6      Non-Reliance On Agent And Other Lenders.................56
         9.7      Indemnification.........................................56
         9.8      Agent In Its Individual Capacity........................56
         9.9      Resignation And Appointment Of Successor Agent..........57

SECTION 10.       EXPENSES AND INDEMNITIES................................57

         10.1     Expenses................................................57
         10.2     Indemnification.........................................58

                  10.2.1     General Indemnity............................58
                  10.2.2     Environmental Indemnity......................58
                  10.2.3     Survival; Defense............................59

SECTION 11.       MISCELLANEOUS...........................................59

         11.1     Survival................................................59
         11.2     No Waiver By Agent Or Lenders...........................59
         11.3     Notices.................................................59
         11.4     Headings................................................60
         11.5     Severability............................................60
         11.6     Entire Agreement; Construction; Amendments And Waivers..60
         11.7     Reliance By Lenders.....................................61
         11.8     Marshalling; Payments Set Aside.........................61
         11.9     No Set-Offs By Borrowers................................61
         11.10    Binding Effect, Assignment..............................61
         11.11    Counterparts............................................63
         11.12    Equitable Relief........................................63
         11.13    Written Notice Of Claims; Claims Bar....................63
         11.14    Waiver Of Punitive Damages..............................63
         11.15    Relationship Of Parties.................................63
         11.16    Obligations Of Each Borrower............................64
         11.17    Co-Borrower Waivers.....................................65
         11.18    Governing Law...........................................66
         11.19    Consent To Jurisdiction.................................66
         11.20    No Novation.............................................66
         11.21    Waiver Of Jury Trial....................................66



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                                INDEX OF EXHIBITS


Exhibit A-1                Form of Revolving Promissory Note - EGF III

Exhibit A-2                Form of Revolving Promissory Note - EGF IV

Exhibit A-3                Form of Revolving Promissory Note - EGF V

Exhibit A-4                Form of Revolving Promissory Note - EGF VI

Exhibit A-5                Form of Revolving Promissory Note - EGF VII

Exhibit A-6                Form of Revolving Promissory Note - Income Fund I

Exhibit B                  Form of Borrowing Base Certificate

Exhibit C                  Form of Reaffirmation of Guaranty

Exhibit D                  Form of Opinion of Counsel (Stephen Peary)

Exhibit E                  Form of Compliance Certificate

Exhibit F                  Form of Lockbox Agreement

Exhibit G                  Form of Notice of Borrowing

Exhibit H                  Form of Notice of Conversion/Continuation

Exhibit I                  Form of Assignment and Acceptance


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                               INDEX OF SCHEDULES


Schedule A                 Commitments

Schedule 1.1               Amendments to Schedule A

Schedule 4.1.5    Executive Offices and Principal Places of Business

Schedule 4.1.6    Litigation

Schedule 4.1.7    Material Contracts

Schedule 4.1.8    Consent and Approvals

Schedule 4.1.15   Environmental Disclosures

Schedule 6.1               Existing Liens

Schedule 6.3(a)   Existing Indebtedness

Schedule 6.3(b)   Anticipated Indebtedness


                                       1
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                           SECOND AMENDED AND RESTATED
                          WAREHOUSING CREDIT AGREEMENT



         THIS SECOND AMENDED AND RESTATED WAREHOUSING CREDIT AGREEMENT is entered into as of May 31, 1996, by and among PLM EQUIPMENT GROWTH FUND III, a California limited partnership ("EGF III"), PLM EQUIPMENT GROWTH FUND IV, a
California  limited  partnership  ("EGF  IV"),  PLM  EQUIPMENT  GROWTH FUND V, a
California  limited  partnership  ("EGF V"),  PLM  EQUIPMENT  GROWTH  FUND VI, a
California limited partnership ("EGF VI"), PLM EQUIPMENT GROWTH & INCOME FUND VII, a California limited partnership ("EGF VII"), and PROFESSIONAL LEASE MANAGEMENT INCOME FUND I, L.L.C., a Delaware limited liability company ("Income Fund I") (EGF III, EGF IV, EGF V, EGF VI, EGF VII and Income Fund I each individually being a "Borrower" and, collectively, the "Borrowers"), and PLM FINANCIAL SERVICES, INC., a Delaware corporation and the sole general partner, in the case of EGF III, EGF IV, EGF V, EGF VI and EGF VII, and the sole manager, in the case of Income Fund I ("FSI"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA ("FUNB") and each other financial institution which may hereafter execute and deliver an instrument of assignment with respect to this Agreement pursuant to Section 11.10 (each individually being a "Lender," and collectively, the "Lenders"), and FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as agent on behalf and for the benefit of the Lenders (not in its individual capacity, but solely as agent, the "Agent"). This Agreement amends, restates and supersedes the Growth Fund Agreement (as defined below).

                                    RECITALS

         A. Borrowers, PLM Equipment Growth Fund II, a California limited partnership ("EGF II"), Lenders and Agent have entered into that certain Amended and Restated Warehousing Credit Agreement dated as of September 27, 1995 (the "Growth Fund Agreement").

         B. Borrowers, FSI, Lenders and Agent desire to amend and restate the Growth Fund Agreement with this amended and restated Agreement and to remove EGF II as a borrower under the revolving credit facility.

         C. Borrowers desire, on a several but not joint basis, to obtain from Lenders a revolving credit facility with an aggregate principal availability up to but not to exceed the maximum amount set forth on Schedule A for the purpose of financing the purchase of transportation equipment for periods up to one hundred seventy-nine (179) days, all as more particularly described below.

         D. Lenders have agreed to make such credit available to Borrowers, but only upon the terms and subject to the conditions hereinafter set forth and in reliance on the representations and warranties set forth herein. This Agreement amends, restates and supersedes the Growth Fund Agreement in the its entirety.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants hereinafter set forth, and intending to be legally bound, the parties hereto agree as follows:

 .        1.        DEFINITIONS

         .  As used herein, the following terms have the following meanings:

         "Acquisition" means, with respect to any Borrower, any transaction, or any series of related transactions, by which such Borrower, FSI or any of FSI's Subsidiaries, including, without limitation, TEC AcquiSub, directly or indirectly (a) acquires any ongoing business or all or substantially all of the assets of any Person or division thereof, whether through a purchase of assets, merger or otherwise, or (b) acquires (in one transaction or as the most recent transaction in a series of transactions) control of at least a majority of the stock of a corporation having ordinary voting power for the election of directors, or (c) acquires control of at least a majority of the ownership interests in any partnership or joint venture.

         "Adjusted LIBOR" means, for each Interest Period in respect of LIBOR Loans, an interest rate per annum (rounded upward to the nearest 1/16th of one percent (0.0625%)) determined pursuant to the following formula:

Adjusted LIBOR  =                 LIBOR
                  ----------------------------------------
                  1.00 - Eurodollar Reserve Percentage

1The Adjusted LIBOR shall be adjusted automatically as of the effective date of any change in the Eurodollar Reserve Percentage.

         "Advance" means any Advance made or to be made by any Lender to any Borrower as set forth in Section 2.1.1.

         "Affiliate" means, with respect to any Person, (a) each Person that, directly or indirectly, through one or more intermediaries, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, five percent (5.0%) or more of the stock having ordinary voting power in the election of directors of such Person or of the ownership interests in any partnership or joint venture, (b) each Person that controls, is controlled by or is under common control with such Person or any Affiliate of such Person, or (c) each of such Person's officers, directors, joint venturers and partners; provided, however, that in no case shall any Lender or Agent be deemed to be an Affiliate of any Borrower or FSI for purposes of this Agreement. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

         "AFG" means American Finance Group, Inc., a Delaware corporation.

         "AFG Agreement" means the Warehousing Credit Agreement dated as of the date hereof, by and among AFG, and Lenders and Agent, as the same from time to time may be amended, modified, supplemented, renewed, extended or restated.

         "Agent" means FUNB solely when acting in its capacity as the Agent under this Agreement or any of the other Loan Documents, and any successor Agent.

         "Agent's Side Letter" means the side letter agreement dated as of the date hereof by and between Borrowers, TEC AcquiSub, AFG and Agent.

         "Agreement" means this Second Amended and Restated Warehousing Credit Agreement dated as of May 31, 1996, including all amendments, modifications and supplements hereto, renewals, extensions or restatements hereof, and all appendices, exhibits and schedules to any of the foregoing, and shall refer to the Agreement as the same may be in effect from time to time.

         "Aircraft" means any corporate, commuter, or commercial aircraft or helicopters, with modifications (as applicable) and replacement or spare parts used in connection therewith, including, without limitation, engines, rotables or propellers, and any engines, rotables and propellers used on a stand-lone basis.

         "Applicable Margin" means:

                  (a) with respect to Prime Rate Loans,  zero  percent  (0.00%);
and

                  (b) with respect to LIBOR Loans, two percent (2.00%).

         "Assignment  and  Acceptance"  has the  meaning  set  forth in  Section
10.11.2.

         "Bank Affiliate" means a Person engaged primarily in the business of commercial banking and that is an Affiliate of a Lender or of a Person of which a Lender is an Affiliate.

         "Bankruptcy Code" means the Bankruptcy Code of 1978, as amended, as codified under Title 11 of the United States Code, and the Bankruptcy Rules promulgated thereunder, as the same may be in effect from time to time.

         "Borrowing Base" means, as calculated separately for each Borrower individually as at any date of determination, an amount not to exceed the sum of:

                           (a) fifty percent  (50.0%) of the  unrestricted  cash
available for the purchase of Eligible Inventory by such Borrower,

                  plus

                           (b) an  amount  equal to the  lesser  of (i)  seventy
percent (70.0%) of the aggregate net book value or (ii) fifty percent (50.0%) of the aggregate net fair market value of all Eligible Inventory then owned by such Borrower or a Marine Subsidiary or owned of record by an Owner Trustee for the beneficial interest of such Borrower or any Marine Subsidiary of such Borrower (provided, however, that there shall be excluded from this clause (b) the aggregate net book value or aggregate net fair market value, as the case may be, of all items of Eligible Inventory which are either (i) off-lease or (ii) subject to a Lease under which any applicable lease or rental payment is more than ninety (90) days past due, but only to the extent and in the amount that the aggregate net book value or net fair market value, as the case may be, of such otherwise excluded Eligible Inventory exceeds fifteen percent (15.0%) of the respective net book value or net fair market value of all Eligible Inventory included in this clause (b) notwithstanding this proviso), less

                           (c) the  aggregate  Consolidated  Funded Debt of such
Borrower then outstanding, excluding the aggregate principal amounts of the Loans outstanding for such Borrower under the Facility,

in each case computed, (1) with respect to any requested Loan, as of the requested Funding Date (and shall include the item(s) of Eligible Inventory to be acquired with the proceeds of the requested Loan), and (2) with respect to the delivery of any monthly Borrowing Base Certificate to be furnished pursuant to Section 5.1.3, as of the last day of the calendar month for which such Borrowing Base Certificate is furnished (provided, that for the purpose of computing the Borrowing Base, in the event that any Borrower or a Marine Subsidiary of such Borrower shall own less than one hundred percent (100.0%) of the record or beneficial interests in any item of Eligible Inventory, with one or more of the other Equipment Growth Funds owning of record or beneficially the remaining interests, there shall be included only such Borrower's or such Marine Subsidiary's, as the case may be, ratable interest in such item of Eligible Inventory).

         "Borrowing Base Certificate" means, with respect to any Borrower, a certificate with appropriate insertions setting forth the components of the Borrowing Base of such Borrower as of the last day of the month for which such certificate is submitted or as of a requested Funding Date, as the case may be, which certificate shall be substantially in the form set forth in Exhibit B and certified by a Responsible Officer of such Borrower.

         "Business Day" means any day which is not a Saturday, Sunday or a legal holiday under the laws of the States of California or North Carolina or is not a day on which banking institutions located in the States of California or North Carolina are authorized or permitted by law or other governmental action to close and, with respect to LIBOR Loans, means any day on which dealings in foreign currencies and exchanges may be carried on by Agent and Lenders in the London interbank market.

         "Casualty Loss" means any of the following events with respect to any item of Eligible Inventory: (a) the actual total loss or compromised total loss of such item of Eligible Inventory; (b) such item of Eligible Inventory shall become lost, stolen, destroyed, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever; (c) the seizure of such item of Eligible Inventory for a period exceeding sixty (60) days or the condemnation or confiscation of such item of Eligible Inventory; or (d) such item of Eligible Inventory shall be deemed under its lease to have suffered a casualty loss as to the entire item of Eligible Inventory.

         "Charges" means, with respect to any Borrower, all federal, state, county, city, municipal, local, foreign or other governmental taxes, levies, assessments, charges or claims, in each case then due and payable, upon or relating to (a) the Loans made to such Borrower hereunder, (b) such Borrower's employees, payroll, income or gross receipts, (c) such Borrower's ownership or use of any of its Properties or assets or (d) any other aspect of such Borrower's business.

         "Closing" means the time at which each of the conditions precedent set forth in Section 3 to the making of the first Loan hereunder shall have been duly fulfilled or satisfied by each Borrower.

         "Closing Date" means the date on which Closing occurs.

         "Code" means the Internal Revenue Code of 1986, as amended, the Treasury Regulations adopted thereunder and the Treasury Regulations proposed thereunder (to the extent Requisite Lenders, in their sole discretion, reasonably determine that such proposed regulations set forth the regulations that apply in the circumstances), as the same may be in effect from time to time.

         "Commitment" means with respect to each Lender the amounts set forth on Schedule A and "Commitments" means all such amounts collectively, as each may be amended from time to time upon the execution and delivery of an instrument of assignment pursuant to Section 11.10, which amendments shall be evidenced on
Schedule 1.1.

         "Commitment Termination Date" means May 23, 1997.

         "Compliance Certificate" means, with respect to any Borrower, a certificate signed by a Responsible Officer of such Borrower, substantially in the form of Exhibit E, with such changes as Agent may from time to time reasonably request for the purpose of having such certificate disclose the matters certified therein and the method of computation thereof.

         "Consolidated EBITDA" means, for any Borrower, as measured as at any date of determination for any period on a consolidated basis, the sum of (a) the Consolidated Net Income of such Borrower, plus (b) all amounts treated as expenses for depreciation and the amortization of intangibles of any kind, plus
(c) all accrued taxes on or measured by income, plus (d) Consolidated Interest Expense, and in the cases of clauses (b), (c) and (d), above, each to the extent included in the determination of Consolidated Net Income.

         "Consolidated Funded Debt" means, for any Borrower, as measured at any date of determination on a consolidated basis, the total amount of all interest bearing obligations (including Indebtedness for borrowed money) of such Borrower, capital lease obligations of such Borrower as a lessee and the stated amount of all outstanding undrawn letters of credit issued on behalf of such Borrower or for which such Borrower is liable.

         "Consolidated Intangible Assets" means, for any Person, as measured at any date of determination on a consolidated basis, all intangible assets of such Person.

         "Consolidated Interest Expense" means, for any Borrower, as measured at any date of determination for any period on a consolidated basis, the gross interest expense of such Borrower for the period (including all commissions, discounts, fees and other charges in connection with standby letters of credit and similar instruments), less interest income for that period.

         "Consolidated Net Income" means, for any Borrower, as measured at any date of determination for any period on a consolidated basis, the net income (or loss) of such Borrower for such period taken as a single accounting period.

         "Consolidated Net Worth" means, for any Person, as measured at any date
of  determination,   the  difference  between   Consolidated  Total  Assets  and
Consolidated Total Liabilities.

         "Consolidated Tangible Net Worth" means, for any Person, as measured at any date of determination, the difference between Consolidated Net Worth and Consolidated Intangible Assets.

         "Consolidated Total Assets" means, for any Person, as measured at any date of determination on a consolidated basis, all assets of such Person.

         "Consolidated Total Liabilities" means, for any Person, as measured at any date of determination on a consolidated basis, all liabilities of such Person.

         "Contingent Obligation" means, as to any Person, (a) any Guaranty Obligation of that Person and (b) any direct or indirect obligation or liability, contingent or otherwise, of that Person, (i) in respect of any letter of credit or similar instrument issued for the account of that Person or as to which that Person is otherwise liable for reimbursement of drawings, (ii) with respect to the Indebtedness of any partnership or joint venture of which such Person is a partner or a joint venturer, (iii) to purchase any materials, supplies or other property from, or to obtain the services of, another Person if the relevant contract or other related document or obligation requires that payment for such materials, supplies or other property, or for such services, shall be made regardless of whether delivery of such materials, supplies or other property is ever made or tendered, or such services are ever performed or tendered, or (iv) in respect of any interest rate protection contract that is not entered into in connection with a bona fide hedging operation that provides offsetting benefits to such Person. The amount of any Contingent Obligation shall (subject, in the case of Guaranty Obligations, to the last sentence of the definition of "Guaranty Obligation") be deemed equal to the maximum reasonably anticipated liability in respect thereof, and shall, with respect to clause
(b)(iv) of this definition, be marked to market on a current basis.

         "Debt Service Ratio" means, as measured separately for each Borrower as at any date of determination, the ratio of (a) Consolidated EBITDA to (b) the sum of (i) Consolidated Interest Expense plus (ii) an amount equal to three and one-eighths percent (3.125%) of Consolidated Funded Debt (Consolidated EBITDA and Consolidated Interest Expense to be measured on a quarterly basis for the current fiscal quarter).

         "Default Rate" has the meaning set forth in Section 2.3.

         "Designated Deposit Account" means a demand deposit account maintained by Borrowers with FUNB designated by written notice from Borrowers to Agent.

         "Dollars" and the sign "$" means lawful money of the United States of America.

         "EGF"  means  PLM   Equipment   Growth  Fund,   a  California   limited
partnership.

         "EGF II" means PLM Equipment Growth Fund II, a California limited partnership.

         "EGF III" means PLM Equipment Growth Fund III, a California limited partnership.

         "EGF IV" has the meaning set forth in the Preamble to this Agreement.

         "EGF V" has the meaning set forth in the Preamble to this Agreement

         "EGF VI" has the meaning set forth in the Preamble to this Agreement

         "EGF VII" has the meaning set forth in the Preamble to this Agreement.

         "Eligible Assignee" means (a) a commercial bank organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000, (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development, or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States, and
(c) any Bank Affiliate.

         "Eligible Inventory" means, with respect to any Borrower, all Trailers, Aircraft and Aircraft engines, Railcars, cargo-containers, marine vessels and, if approved by Requisite Lenders, other related Equipment, in each case owned by such Borrower or a Marine Subsidiary of such Borrower (or jointly by such Borrower and one or more of the other Equipment Growth Funds) or, subject to the approval of Agent, any owner trust of which such Borrower is the sole beneficiary or owner (or is the beneficiary or owner jointly with one or more of the other Equipment Growth Funds), as applicable, or solely with respect to any marine vessel registered in Liberia, The Bahamas, Hong Kong, Singapore or other registry acceptable to Agent in its sole discretion, any nominee entity of which such Borrower or a Marine Subsidiary of such Borrower is the sole beneficiary or direct or indirect owner (or as the beneficiary or direct or indirect owner jointly with one or more of the other Equipment Growth Funds).

         "Employee Benefit Plan" means, with respect to any Borrower, any Pension Plan and any employee welfare benefit plan, as defined in Section 3(1) of ERISA, that is maintained for the employees of such Borrower, FSI or any of FSI's Subsidiaries or any ERISA Affiliate of such Borrower.

         "Environmental Claims" means, with respect to any Borrower, all claims, however asserted, by any Governmental Authority or other Person alleging potential liability or responsibility for violation of any Environmental Law or for release or injury to the environment or threat to public health, personal injury (including sickness, disease or death), property damage, natural resources damage, or otherwise alleging liability or responsibility for damages (punitive or otherwise), cleanup, removal, remedial or response costs, restitution, civil or criminal penalties, injunctive relief, or other type of relief, resulting from or based upon (a) the presence, placement, discharge, emission or release (including intentional and unintentional, negligent and non-negligent, sudden or non-sudden, accidental or non-accidental placement, spills, leaks, discharges, emissions or releases) of any Hazardous Material at, in, or from Property, whether or not owned by such Borrower, FSI or any Subsidiary of FSI, or (b) any other circumstances forming the basis of any violation, or alleged violation, of any Environmental Law.

         "Environmental Laws" means all foreign, federal, state or local laws, statutes, common law duties, rules, regulations, ordinances and codes, together with all administrative orders, directed duties, requests, licenses, authorizations and permits of, and agreements with, any Governmental Authorities, in each case relating to environmental, health, safety and land use matters, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Clean Air Act, the Federal Water Pollution Control Act of 1972, the Solid Waste Disposal Act, the Federal Resource Conservation and Recovery Act, the Toxic Substances Control Act and the Emergency Planning and Community Right-to-Know Act.

         "Environmental Permit" has the meaning set forth in Section 4.1.15.

         "Equipment" means, with respect to any Borrower, all items of transportation related equipment owned directly or beneficially by such Borrower or by any Marine Subsidiary of such Borrower and held for lease or rental, and shall include items of equipment legal or record title to which is held by any owner trust or nominee entity in which such Borrower or any Marine Subsidiary of such Borrower holds the sole beneficial interest.

         "Equipment Growth Funds" means any and all of EGF, EGF II, EGF III, EGF IV, EGF V, EGF VI, EGF VII and Income Fund I.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, as the same may be in effect from time to time, and any successor statute.

         "ERISA Affiliate" means, as applied to any Person, any trade or business (whether or not incorporated) which is a member of a group of which that Person is a member and which is under common control within the meaning of the regulations promulgated under Section 414 of the Code.

         "Eurodollar Reserve Percentage" means the maximum reserve percentage (expressed as a decimal, rounded upward to the nearest 1/100th of one percent (0.01%)) in effect from time to time (whether or not applicable to any Lender) under regulations issued by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) with respect to Eurocurrency liabilities having a term comparable to such Interest Period.

         "Event of Default" means any of the events set forth in Section 8.1.

         "Facility" means the total Commitments described in Schedule A, as such Schedule A may be amended from time to time as set forth on Schedule 1.1, for the revolving credit facility described in Section 2.1.1 to be provided by Lenders to Borrowers, on a several but not joint basis, according to each Lender's Pro Rata Share.

         "Federal Funds Rate" means, for any day, the rate set forth in the weekly statistical release designated as H.15(519), or any successor publication, published by the Federal Reserve Board (including any such successor, "H.15(519)") for such day opposite the caption "Federal Funds
(Effective)". If on any relevant day such rate is not yet published in H.15(519), the rate for such day will be the rate set forth in the daily statistical release designated as the Composite 3:30 p.m. Quotations for U.S. Government Securities, or any successor publication, published by the Federal Reserve Bank of New York (including any such successor, the "Composite 3:30 p.m. Quotation") for such day under the caption "Federal Funds Effective Rate". If on any relevant day the appropriate rate for such previous day is not yet published in either H.15(519) or the Composite 3:30 p.m. Quotation, the rate for such day will be the arithmetic mean of the rates for the last transaction in overnight Federal funds arranged prior to 9:00 a.m. (New York time) on that day by each of three leading brokers of Federal funds transactions in New York City selected by Agent.

         "Federal Reserve Board" means the Board of Governors of the Federal Reserve System and any successor thereto.

         "Fee Letter" means the fee letter agreement dated as of the date hereof, by and among Borrowers, TEC AcquiSub, AFG, and Agent, on behalf and for the benefit of Lenders.

         "Form 1001" has the meaning set forth in Section 2.14.6.

         "Form 4224" has the meaning set forth in Section 2.14.6.

         "FSI" means PLM Financial Services, Inc., a Delaware corporation.

         "Funded Debt Ratio" means, as measured separately for each Borrower as at any date of determination, the ratio of (a) the Consolidated Funded Debt of such Borrower to (b) the sum of (i) the aggregate net fair market value of the Equipment owned of record and beneficially by such Borrower or any Marine Subsidiary of such Borrower or owned of record by an Owner Trustee for the beneficial interest of such Borrower or any Marine Subsidiary of such Borrower plus (ii) the unrestricted cash available for the purchase of Eligible Inventory for such Borrower (provided, that for the purpose of computing the Funded Debt Ratio, in the event that any Borrower or a Marine Subsidiary of such Borrower shall own less than one hundred percent (100.0%) of the record or beneficial interests in any item of Equipment, with one or more of the other Equipment Growth Funds owning of record or beneficially the remaining interests, there shall be included any such Borrower's or such Marine Subsidiary's, as the case may be, ratable interest in such item of Equipment).

         "Funding Date" means with respect to any proposed borrowing hereunder, the date funds are advanced to any Borrower for any Loan requested by such Borrower.

         "GAAP" means generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar function of comparable stature and authority within the accounting profession), or in such other statements by such other entity as may be in general use by significant segments of the U.S. accounting profession, which are applicable to the circumstances as of the date of determination.

         "Governmental Authority" means (a) any federal, state, county, municipal or foreign government, or political subdivision thereof, (b) any governmental or quasi-governmental agency, authority, board, bureau, commission, department, instrumentality or public body, (c) any court or administrative tribunal or (d) with respect to any Person, any arbitration tribunal or other non-governmental authority to whose jurisdiction that Person has consented.

         "Guaranty" means that certain Guaranty dated as of September 27, 1995, executed by FSI in favor of Lenders and Agent.

         "Guaranty Obligation" means, as applied to any Person, any direct or indirect liability of that Person with respect to any Indebtedness, lease for capital equipment other than Equipment, dividend, letter of credit or other obligation (the "primary obligations") of another Person (the "primary obligor"), including any obligation of that Person, whether or not contingent,
(a) to purchase, repurchase or otherwise acquire such primary obligations or any property constituting direct or indirect security therefor, or (b) to advance or provide funds (i) for the payment or discharge of any such primary obligation, or (ii) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency or any balance sheet item, level of income or financial condition of the primary obligor, or (c) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation, or (d) otherwise to assure or hold harmless the holder of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation shall be deemed equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made or, if not stated or if indeterminable, the maximum reasonably anticipated liability in respect thereof.

         "Hazardous Materials" means all those substances which are regulated by, or which may form the basis of liability under, any Environmental Law, including all substances identified under any Environmental Law as a pollutant, contaminant, hazardous waste, hazardous constituent, special waste, hazardous substance, hazardous material, or toxic substance, or petroleum or petroleum derived substance or waste.

         "IMI" means PLM Investment Management, Inc., a California corporation and a wholly-owned Subsidiary of FSI.

         "Income Fund I" has the meaning set forth in the Preamble to this Agreement.

         "Indebtedness" means, as to any Person, (a) all indebtedness of such Person for borrowed money, (b) all leases of equipment of such Person as lessee,
(c) to the extent not included in clause (b), above, all capital leases of such Person as lessee, (d) any obligation of such Person for the deferred purchase price of Property or services (other than trade or other accounts payable in the ordinary course of business and not more than ninety (90) days past due), (e) any obligation of such Person that is secured by a Lien on assets of such Person, whether or not that Person has assumed such obligation or whether or not such obligation is non-recourse to the credit of such Person, (f) obligations of such Person arising under acceptance facilities or under facilities for the discount of accounts receivable of such Person and (g) any obligation of such Person to reimburse the issuer of any letter of credit issued for the account of such Person upon which a draw has been made.

         "Indemnified Liability" has the meaning set forth in Section 10.2.

         "Indemnified Person" has the meaning set forth in Section 10.2.

         "Interest Differential" means, with respect to any prepayment of a LIBOR Loan on a day other than an Interest Payment Date on which such LIBOR Loan matures, the difference between (a) the per annum interest rate payable with respect to such LIBOR Loan as of the date of the prepayment and (b) the Adjusted LIBOR on, or as near as practicable to, the date of the prepayment for a LIBOR Loan commencing on such date and ending on the last day of the applicable
Interest Period. The determination of the Interest Differential by Agent shall be conclusive in the absence of manifest error.

         "Interest Payment Date" means, with respect to any LIBOR Loan, the last day of each Interest Period applicable to such Loan and, with respect to Prime Rate Loans, the first Business Day of each calendar month following the Funding Date of such Prime Rate Loan; provided, however, that if any Interest Period for a LIBOR Loan exceeds three (3) months, interest shall also be paid on the date which falls three (3) months after the beginning of such Interest Period.

         "Interest Period" means, with respect to any LIBOR Loan, the one-month, two-month or three-month period selected by the Requesting Borrower pursuant to
Section 2, in each instance commencing on the applicable Funding Date of the Loan; provided, however, that any Interest Period which would otherwise end on a day that is not a Business Day shall end on the next succeeding Business Day except that in the instance of any LIBOR Loan, if such next succeeding Business Day falls in the next calendar month, the Interest Period shall end on the next preceding Business Day.

         "Investment Company Act" means the Investment Company Act of 1940, as amended (15 U.S.C. ss. 80a-1 et seq.), as the same may be in effect from time to time, or any successor statute thereto.

         "IRS" means the Internal Revenue Service and any successor thereto.

         "Lease" means, for any Borrower, each and every item of chattel paper, installment sales agreement, equipment lease or rental agreement (including progress payment authorizations) relating to an item of Equipment of which such Borrower is the record or beneficial lessor and in respect of which the lessee and lease terms (including, without limitation, as to rental rate, maturity and insurance coverage) are acceptable to Agent, in its reasonable discretion. The term "Lease" includes (a) all payments to be made thereunder, (b) all rights of such Borrower therein, and (c) any and all amendments, renewals, extensions or guaranties thereof.

         "Lending Office" means, with respect to any Lender, the office or offices of the Lender specified as its lending office opposite its name on the applicable signature page hereto, or such other office or offices of the Lender as it may from time to time notify Borrowers and Agent.

         "LIBOR" means, with respect to any Loan to be made, continued as or converted into a LIBOR Loan, the London Inter-Bank Offered Rate (determined solely by Agent), rounded upward to the nearest 1/16th of one percent (0.0625%), at which Dollar deposits are offered to Agent by major banks in the London interbank market at or about 11:00 a.m., London time, on the second Business Day prior to the first day of the related Interest Period with respect to such Loan in an aggregate amount approximately equal to the amount of such Loan and for a period of time comparable to the number of days in the applicable Interest Period. The determination of LIBOR by Agent shall be conclusive in the absence of manifest error.

         "LIBOR Loan" means a Loan that bears interest based on Adjusted LIBOR.

         "Lien" means any mortgage, pledge, hypothecation, assignment for security, security interest, encumbrance, levy, lien or charge of any kind, whether voluntarily incurred or arising by operation of law or otherwise, affecting any Property, including any agreement to grant any of the foregoing, any conditional sale or other title retention agreement, any lease in the nature of a security interest, and the filing of or agreement to file or deliver any financing statement (other than a precautionary financing statement with respect to a lease that is not in the nature of a security interest) under the UCC or comparable law of any jurisdiction.

         "Limited Partnership Agreement" means (a) for EGF III, the Limited Partnership Agreement dated as of October 15, 1987, as amended by the First Amended and Restated Limited Partnership Agreement as of February 9, 1988, the Second Amended and Restated Limited Partnership Agreement as of March 10, 1988, a First Amendment to the Second Amended and Restated Limited Partnership Agreement as of November 18, 1991 and the Reformed First Amendment to the Second Amended and Restated Limited Partnership Agreement as of November 18, 1991, (b) for EGF IV, the Amended and Restated Limited Partnership Agreement dated as of May 22, 1989, (c) for EGF V, the Limited Partnership Agreement dated as of November 14, 1989, (d) for EGF VI, the Amended and Restated Limited Partnership Agreement dated as of December 20, 1991, and (e) for EGF VII, the Third Amended and Restated Limited Partnership Agreement of EGF VII dated as of May 10, 1993, as amended by the First Amendment to the Third Amended and Restated Limited Partnership Agreement dated May 28, 1993 and by the Second Amendment to Third Amended and Restated Limited Partnership Agreement dated as of January 21, 1994.

         "Loan" has the meaning set forth in Section 2.1.1.

         "Loan Document" when used in the singular and "Loan Documents" when used in the plural means any and all of this Agreement, the Notes, the Lockbox Agreement and the Guaranty and any and all other agreements, documents and instruments executed and delivered by or on behalf or support of any Borrower to Agent or any Lender or any of their respective authorized designees evidencing or otherwise relating to the Advances and the Liens granted to Agent, on behalf of Lenders, with respect to the Advances, as the same may from time to time be amended, modified, supplemented or renewed.

         "Lockbox" has the meaning set forth in Section 5.9.

         "Lockbox Agreement" means the Agreement of even date herewith between Borrowers, FUNB and Agent on behalf of Lenders, substantially in the form of Exhibit F, relating to the Lockbox.

         "Marine Subsidiary" means, for any Borrower, a Subsidiary of such Borrower (in which the remaining record or beneficial ownership interests may be held by TEC AcquiSub or any Equipment Growth Fund) organized for the purpose of holding legal record title to one or more marine vessels or to aircraft rotables and spare parts.

         "Material Adverse Effect" means, with respect to any Borrower, any set of circumstances or events which (a) has or could reasonably be expected to have any material adverse effect whatsoever upon the validity or enforceability of any Loan Document, (b) is or could reasonably be expected to be material and adverse to the condition (financial or otherwise) or business operations of such Borrower or FSI, (c) materially impairs or could reasonably be expected to materially impair the ability of such Borrower or FSI to perform its
Obligations, or (d) materially impairs or could reasonably be expected to materially impair the ability of Agent or any Lender to enforce any of its or their legal remedies pursuant to the Loan Documents.

         "Maturity Date" means, with respect to each Loan advanced by Lenders hereunder, the date which is one hundred seventy-nine (179) days after the Funding Date of such Loan or such earlier or later date as requested by the Requesting Borrower and approved by Requisite Lenders, in their sole and absolute discretion; provided, however, in no event shall any Maturity Date be a date which is later than the Commitment Termination Date.

         "Maximum Availability" has the meaning set forth in Section 2.1.1.

         "Multiemployer Plan" means, with respect to any Borrower, a "multiemployer plan" as defined in Section 4001(a)(3) of ERISA, and to which such Borrower, FSI or any of FSI's Subsidiaries or any ERISA Affiliate of such Borrower, FSI or any of FSI's Subsidiaries is making, or is obligated to make, contributions or has made, or been obligated to make, contributions within the preceding five (5) years.

         "Note" has the meaning set forth in Section 2.1.1(a)(i), and any and all replacements, substitutions and renewals thereof.

         "Notice of Borrowing" means a notice given by any Borrower to Agent in accordance with Section 2.7, substantially in the form of Exhibit G, with appropriate insertions.

         "Notice of Conversion/Continuation" means a notice given by any Borrower to Agent in accordance with Section 2.8, substantially in the form of Exhibit H, with appropriate insertions.

         "Obligations" means, with respect to any Borrower, all loans, advances, liabilities and obligations for monetary amounts owing by such Borrower to any Lender or Agent, whether due or to become due, matured or unmatured, liquidated or unliquidated, contingent or non-contingent, and all covenants and duties regarding such amounts, of any kind or nature, arising under any of the Loan Documents. This term includes, without limitation, all principal, interest (including interest that accrues after the commencement of a case or proceeding against such Borrower under the Bankruptcy Code), fees, including, without limitation, any and all prepayment fees, facility fees, commitment fees, arrangement fees, agent fees and attorneys' fees and any and all other fees, expenses, costs or other sums chargeable to such Borrower under any of the Loan Documents.

         "Operating Agreement" means the Fifth Amended and Restated Operating Agreement of Income Fund I, entered into as of January 24, 1995.

         "Opinion of Counsel" means the favorable written legal opinion of Stephen Peary, general counsel of FSI on behalf of FSI for itself and as the sole general partner or managing member, as applicable, of each Borrower, substantially in the form of Exhibit D, together with copies of any officer's certificate or legal opinion of another counsel or law firm specifically identified and expressly relied upon by such counsel in its opinion.

         "Other Taxes" has the meaning set forth in Section 2.14.2.

         "Overadvance"  has the meaning set forth in Sections  2.1.1(a)(iii) and
(iv).

         "Owner Trustee" means any Person acting in the capacity of (a) a trustee for any owner trust or (b) a nominee entity, in each case holding title to any Eligible Inventory pursuant to a trust or similar agreement with any Borrower or FSI.

         "PBGC" means the Pension Benefit Guaranty Corporation and any successor thereto.

         "Pension Plan" means, with respect to any Borrower, any employee pension benefit plan, as defined in Section 3(2) of ERISA, that is maintained for the employees of such Borrower, FSI or any of FSI's Subsidiaries or any ERISA Affiliate of such Borrower, FSI or any of FSI's Subsidiaries, other than a Multiemployer Plan.

         "Permitted Liens" has the meaning set forth in Section 6.1.

         "Permitted Rights of Others" means, as to any Property in which a Person has an interest, (a) an option or right to acquire a Lien that would be a Permitted Lien, (b) the reversionary interest of a lessor under a lease of such Property and (c) an option or right of the lessee under a lease of such Property to purchase such property at fair market value.

         "Person" means any individual, sole proprietorship, partnership, joint venture, limited liability company, trust, unincorporated organization, association, corporation, institution, public benefit corporation, firm, joint stock company, estate, entity or Governmental Authority.

         "PLMI" means PLM International, Inc., a Delaware corporation.

         "Potential Event of Default" means a condition or event which, after notice or lapse of time or both, will constitute an Event of Default.

         "Prepayment Date" has the meaning set forth in Section 2.2.2.

         "Prime Rate" means, at any time, the rate of interest per annum publicly announced from time to time by FUNB as its prime rate. Each change in the Prime Rate shall be effective as of the opening of business on the day such change in the Prime Rate occurs. The parties hereto acknowledge that the rate announced publicly by FUNB as its Prime Rate is an index or base rate and shall not necessarily be its lowest rate charged to FUNB's customers or other banks.

         "Prime Rate Loan" means any borrowing which bears interest at a rate determined with reference to the Prime Rate.

         "Property" means any interest in any kind of property or asset, whether real, personal or mixed, whether tangible or intangible.

         "Pro Rata Share" means, for any Lender, the proportion such Lender's Commitment with respect to the Facility has to the aggregate of all Commitments with respect to the Facility.

         "Public Utility Holding Company Act" means the Public Utility Holding Company Act of 1935, as amended (15 U.S.C. ss. 79 et seq.) as the same shall be in effect from time to time, and any successor statute thereto.

         "Railcar"  means  all  railroad  rolling  stock,   including,   without
limitation, all coal, timber, plastic pellet, tank, hopper, flat and box cars and locomotives.

         "Reaffirmation of Guaranty" means the Acknowledgement and Reaffirmation of Guaranty, dated as of the date hereof, executed by FSI in favor of Lenders reaffirming its obligations under the Guaranty.

         "Regulations G, T, U and X" means, collectively, Regulations G, T, U and X adopted by the Federal Reserve Board (12 C.F.R. Parts 207, 220, 221 and 224, respectively) and any other regulation in substance substituted therefor.

         "Requesting  Borrower" means any Borrower requesting a Loan pursuant to
Section 2.1.1.

         "Requirement of Law" means, as to any Person, any law (statutory or common), treaty, rule, regulation, guideline or determination of an arbitrator or of a Governmental Authority, in each case applicable to or binding upon the Person or any of its property or to which the Person or any of its property is subject.

         "Requisite Lenders" means any combination of Lenders whose combined Pro Rata Share (and voting interest with respect thereto) of all amounts outstanding under this Agreement, or, in the event there are no amounts outstanding, the Commitments, is greater than sixty percent (60.0%) of all such amounts outstanding or the total Commitments, as the case may be.

         "Responsible Officer" means for (i) FSI, any of the President, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of FSI having authority to request Advances or perform other duties required hereunder, and (ii) Borrowers, any of the President, Executive Vice President, Chief Financial Officer, Secretary or Corporate Controller of FSI as the sole general partner of EGF III, EGF IV, EGF V, EGF VI or EGF VII, as the case may be, or sole manager of Income Fund I, in each case having authority to request Advances or perform other duties required hereunder

         "SEC" means the Securities and Exchange Commission and any successor thereto.

         "Solvent" means, as to any Person at any time, that (a) the fair value of the Property of such Person is greater than the amount of such Person's liabilities (including disputed, contingent and unliquidated liabilities) as such value is established and liabilities evaluated for purposes of Section 101(31) of the Bankruptcy Code; (b) the present fair saleable value of the Property in an orderly liquidation of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured; (c) such Person is able to realize upon its Property and pay its debts and other liabilities (including disputed, contingent and unliquidated liabilities) as they mature in the normal course of business;
(d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person's ability to pay as such debts and liabilities mature; and (e) such Person is not engaged in business or a transaction, and is not about to engage in business or a transaction, for which such Person's property would constitute unreasonably small capital.

         "Subsidiary" means, with respect to any Person, any corporation, association, partnership, limited liability company or other business entity (other than Equipment Growth Funds) of which an aggregate of fifty percent (50.0%) or more of the beneficial interest (in the case of a partnership) or fifty percent (50%) or more of the outstanding stock, units or other voting interest having ordinary voting power to elect a majority of the directors, managers or trustees of such Person (irrespective of whether, at the time, the stock, units or other voting interest of any other class or classes of such Person shall have or might have voting power by reason of the happening of any contingency) is at the time, directly or indirectly, owned legally or beneficially by such Person and/or one or more Subsidiaries of such Person.

         "Taxes" has the meaning set forth in Section 2.14.1.

         "TEC" means PLM Transportation Equipment Corporation, a California corporation and a wholly-owned Subsidiary of FSI.

         "TEC AcquiSub" means TEC AcquiSub, Inc., a California special purpose corporation and a wholly-owned Subsidiary of TEC.

         "TEC AcquiSub Agreement" means the Amended and Restated Warehousing Credit Agreement dated as of September 27, 1995, as amended by the TEC AcquiSub Amendment, by and among TEC AcquiSub, Lenders and Agent, and as the same may from time to time be further amended, modified, supplemented, renewed, extended or restated.

         "TEC AcquiSub Amendment" means the Amendment No. 1 to Amended and Restated Warehousing Credit Agreement dated as of the date hereof, by and among TEC AcquiSub, Lenders and Agent.

         "Termination Event" means, with respect to any Borrower, (a) a "reportable event" described in Section 4043 of ERISA and the regulations issued thereunder (other than a reportable event not subject to the provision for 30-day notice to the PBGC under such regulations), or (b) the withdrawal of such Borrower, FSI or any of FSI's Subsidiaries or any of their ERISA Affiliates from a Pension Plan during a plan year in which any of them was a "substantial employer" as defined in Section 4001(a)(2) of ERISA, or (c) the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination under Section 4041 of ERISA, or (d) the institution of proceedings to terminate a Pension Plan by the PBGC, or (e) any other event or condition which might constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan.

         "Trailer" means (a) vehicles having a minimum length of twenty (20) feet used in trailer or freight car service and constructed for the transport of commodities or containers from point to point and (b) associated equipment.

         "UCC" means the Uniform Commercial Code as the same may, from time to time, be in effect in the State of North Carolina; provided, however, in the event that, by reason of mandatory provisions of law, any and all of the attachment, perfection or priority of the Lien of Agent, on behalf of Lenders, in and to any collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of North Carolina, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

         "Utilization Leases" means Leases for Equipment held for lease in pooling or similar arrangements where the actual rental payments under such Lease is based on and for the actual period of utilization of such item of Equipment rather than the Lease term.

         . Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP, and all financial data required to be submitted by this Agreement shall be prepared and computed, unless otherwise specifically provided herein, in accordance with GAAP. That certain terms or computations are explicitly modified by the phrase "in accordance with GAAP" shall in no way be construed to limit the foregoing. In the event that GAAP changes during the term of this Agreement such that the covenants contained in Section 7 would then be calculated in a different manner or with different components, (a) the parties hereto agree to amend this Agreement in such respects as are necessary to conform those covenants as criteria for evaluating each Borrower's financial condition to substantially the same criteria as were effective prior to such change in GAAP and (b) each Borrower shall be deemed to be in compliance with the covenants contained in the aforesaid subsections during the sixty (60) day period following any such change in GAAP if and to the extent that each Borrower would have been in compliance therewith under GAAP as in effect immediately prior to such change.

         . All other undefined terms contained in this Agreement shall, unless the context indicates otherwise, have the meanings provided for by the UCC to the extent the same are used or defined therein. The words "herein," "hereof" and "hereunder" and other words of similar import refer to this Agreement as a whole, including the Exhibits and Schedules hereto, all of which are by this reference incorporated into this Agreement, as the same may from time to time be amended, modified or supplemented, and not to any particular section, subsection or clause contained in this Agreement. The term "including" shall not be limiting or exclusive, unless specifically indicated to the contrary. The term "or" is disjunctive; the term "and" is conjunctive. The term "shall" is mandatory; the term "may" is permissive. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and the neuter.

         . Any reference to a "Section," "Subsection," "Exhibit," or "Schedule" shall refer to the relevant Section or Subsection of or Exhibit or Schedule to this Agreement, unless specifically indicated to the contrary.

 .        2.        AMOUNT AND TERMS OF CREDIT

         .        1         Commitment To Lend

                  . Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of Borrowers set forth herein, Lenders hereby agree to make Advances (as defined below) of immediately available funds to Borrowers, on a revolving basis, from the Closing Date until the Business Day immediately preceding the Commitment Termination Date, in the aggregate principal amount outstanding at any time not to exceed the lesser of
(a) the total Commitments for the Facility less the aggregate principal amounts then outstanding under the TEC AcquiSub Agreement and under the AFG Agreement or
(b) for any one Borrower, its respective Borrowing Base (such lesser amount being the "Maximum Availability"), as more fully set forth in this Section
2.1.1. The obligation of Borrowers to repay the Advances made to any Borrower shall be several but not joint.

                           .        (a)      Facility Commitments

                                 (i) On the Funding Date requested by any Borrower (the "Requesting Borrower"), after such Borrower shall have satisfied all applicable conditions precedent set forth in Section 3, each Lender shall advance immediately available funds to Agent (each such advance being an "Advance") evidencing such Lender's Pro Rata Share of a loan ("Loan"). Agent shall immediately advance such immediately available funds to such Borrower at the Designated Deposit Account (or such other deposit account at FUNB or such other financial institution as to which such Borrower and Agent shall agree at least three (3) Business Days prior to the requested Funding Date) on the Funding Date with respect to such Loan. The Requesting Borrower shall pay interest accrued on the Loan at the rates and in the manner set forth in Section 2.1.1(b). Subject to the terms and conditions of this Agreement, the unpaid principal amount of each Loan and all unpaid interest accrued thereon, together with all other fees, expenses, costs and other sums chargeable to the Requesting Borrower incurred in connection therewith shall be due and payable no later than the Maturity Date of such Loan. Each Loan advanced hereunder shall be evidenced by the Requesting Borrower's revolving promissory note substantially in the form of Exhibits A-1 through A-6, as applicable (the "Notes").

                                 (ii) The obligation of Lenders to make any Loan from time to time hereunder shall be limited to the then applicable Maximum Availability. For the purpose of determining the amount of the Borrowing Base available at any one time, the amount available shall be the total amount of the Borrowing Base as set forth in the Borrowing Base Certificate delivered to Agent pursuant to Section 3.2.1 with respect to such requested Loan. Nothing contained in this Agreement shall under any circumstance be deemed to require any Lender to make any Advance under the Facility which, in the aggregate principal amount, either (1) taking into account such Lender's portion of the principal amounts outstanding under this Agreement and the making of such Advance, exceeds the lesser of (A) such Lender's Commitment for the Facility and (B) such Lender's Pro Rata Share of the Requesting Borrower's Borrowing Base, or (2) taking into account such Lender's portion of the aggregate principal amounts outstanding under this Agreement, under the TEC AcquiSub Agreement, under the AFG Agreement and the making of such Advance, exceeds such Lender's Commitment for the Facility.

                                 (iii) If at any time and for any reason the aggregate principal amount of the Loan(s) then outstanding to any Borrower shall exceed the Maximum Availability for such Borrower (the amount of such excess, if any, being an "Overadvance"), such Borrower shall immediately repay the full amount of such Overadvance, together with all interest accrued thereon; provided, however, that if such Overadvance occurs solely as a result of a decrease in the amount of the Borrowing Base due solely to a decrease in the computation of the Borrowing Base under clause (b), as set forth on a Borrowing Base Certificate delivered to Agent pursuant to Section 5.1.3, then, to the extent of such decrease, such Borrower shall not be required under this
         Section 2.1.1(a)(iii) to prepay such Overadvance but Lenders shall have no obligation to make or fund any Loans hereunder so long as such Overadvance condition shall remain in effect.

                                 (iv) Amounts borrowed by Borrowers under this Facility may be repaid and, prior to the Commitment Termination Date and subject to the applicable terms and conditions precedent to borrowings hereunder, reborrowed; provided, however, that no Loan shall have a Maturity Date which is later than the Commitment Termination Date and no LIBOR Loan shall have an Interest Period ending after the Maturity Date.

                                 (v) Each request for a Loan hereunder shall constitute a reaffirmation by the Requesting Borrower and the Responsible Officer requesting the same that the representations and warranties contained in this Agreement are true, correct and complete in all material respects to the same extent as though made on and as of the date of the request, except to the extent such representations and warranties specifically relate to an earlier date, in which event they shall be true, correct and complete in all material respects as of such earlier date.

                           . Each Loan made by Lenders  hereunder  shall, at the
Requesting Borrower's option in accordance with the terms of this Agreement, be either in the form of a Prime Rate Loan or a LIBOR Loan. Subject to the terms and conditions of this Agreement, each Loan shall bear interest on the sum of the unpaid principal balance thereof outstanding on each day from the date when made, continued or converted until such Loan shall have been fully repaid at a rate per annum equal to the Prime Rate, as the same may fluctuate on a daily basis, or the Adjusted LIBOR, as the case may be, plus the Applicable Margin. Interest on each Loan funded hereunder shall be due and payable by the Requesting Borrower in arrears on each Interest Payment Date, with all accrued but unpaid interest on such Loan being due and payable on the date such Loan is repaid, whether by prepayment or at maturity, and with all accrued but unpaid interest being due and payable by the Requesting Borrower on the Maturity Date for such Loan.

         Each Advance made by a Lender as part of a Loan hereunder and all repayments of principal with respect to such Advance shall be evidenced by notations made by such Lender on the books and records of such Lender; provided, however, that the failure by such Lender to make such notations shall not limit or otherwise affect the obligations of any Borrower with respect to the repayments of principal or payments of interest on any Advance or Loan. The aggregate unpaid amount of each Advance set forth on the books and records of a Lender shall be presumptive evidence of such Lender's Pro Rata Share of the principal amount owing and unpaid by any Borrower under its Note.

                  . Promptly following the receipt of such documents required pursuant to Section 3.2.1 and approval of a Loan by the Agent, Agent shall notify by telephone, telecopier, facsimile or telex each Lender of the (a) Requesting Borrower, (b) the principal amount (including Lender's Pro Rata Share thereof) and (c) Funding Date of the Loan requested by such Requesting Borrower. Not later than 1:00 p.m., North Carolina time, on the Funding Date for any Loan, each Lender shall make an Advance to Agent for the account of Requesting Borrower in the amount of its Pro Rata Share of the Loan being requested. Upon satisfaction of the applicable conditions precedent set forth in Section 3, all Advances shall be credited in immediately available funds to the Designated Deposit Account.

                  . The Loans made under the Facility may be used solely for the purpose of acquiring the specific items of Equipment.

         .        2         Repayment And Prepayment

                  . Unless prepaid pursuant to Section 2.2.2, the principal amount of each Loan hereunder made to a Requesting Borrower shall be repaid by the Requesting Borrower to Lenders not later than the Maturity Date of such Loan.

                  . Subject to Section 2.18, any Borrower may in the ordinary course of such Borrower's business, upon at least three (3) Business Days' written notice, or telephonic notice promptly confirmed in writing to Agent, which notice shall be irrevocable, prepay any Loan in whole or in part. Such notice of prepayment shall specify the date and amount of such prepayment and whether such prepayment is of Prime Rate Loans or LIBOR Loans, or any combination thereof. Such prepayment of Loans, together with any amounts required pursuant to Section 2.18, shall be in immediately available funds and delivered to Agent not later than 1:00 p.m., North Carolina time, on the date for prepayment stated in such notice (the "Prepayment Date"). With respect to any prepayment under this Section 2.2.2, all interest on the amount prepaid accrued up to but excluding the date of such prepayment shall be due and payable on the Prepayment Date.

                  .        .3        Mandatory Prepayments

                                    (a) In the event  that any item of  Eligible
Inventory shall be sold or assigned by any Borrower or any Marine Subsidiary of such Borrower, or the ownership interests (whether Stock or otherwise) of any Borrower in any Marine Subsidiary of such Borrower owning record or beneficial title to any item of Eligible Inventory shall be sold or transferred, then such Borrower shall immediately prepay the Loan made with respect to such Eligible Inventory so sold or assigned or with respect to the Eligible Inventory owned by such Marine Subsidiary so sold or transferred, together with any accrued interest on such Loan to the date of prepayment and any amounts required pursuant to Section 2.18. The sale or assignment of Eligible Inventory by an Owner Trustee, or the sale or assignment of any Borrower's or any Marine Subsidiary's beneficial interest in any owner trust (or nominee entity) holding title to Eligible Inventory, shall be considered a sale or assignment, as the case may be, of such Eligible Inventory by such Borrower or such Marine Subsidiary, as the case may be.

                                    (b) In the  event  that any of the  Eligible
Inventory shall have sustained a Casualty Loss, the applicable Borrower shall promptly notify Agent and Lenders of such Casualty Loss and make arrangements reasonably acceptable to the Agent to cause any and all cash proceeds received by such Borrower to be paid to Lenders as a prepayment hereunder. To the extent not so prepaid, the Loan funded with respect to such Eligible Inventory will nevertheless be paid by such Borrower as provided in Section 2.2.1.

         . Interest on the Loans shall be computed on the basis of a 365/366-day year for all Prime Rate Loans and a 360-day year for all LIBOR Loans and the actual number of days elapsed in the period during which such interest accrues. In computing interest on any Loan, the date of the making of such Loan shall be included and the date of payment shall be excluded. Each change in the interest rate of Prime Rate Loans based on changes in the Prime Rate and each change in the Adjusted LIBOR based on changes in the Eurodollar Reserve Percentage shall be effective on the effective date of such change and to the extent of such change. Agent shall give Borrowers notice of any such change in the Prime Rate; provided, however, that any failure by Agent to provide Borrowers with notice hereunder shall not affect Agent's right to make changes in the interest rate of any Loan based on changes in the Prime Rate. Upon the occurrence and during the continuation of any Event of Default under this Agreement, Advances under this Agreement will, at the option of Requisite Lenders, bear interest at a rate per annum which is determined by adding two percent (2.00%) to the Applicable Margin for such Loan (the "Default Rate"). This may result in the compounding of interest. The imposition of a Default Rate will not constitute a waiver of any Event of Default.

         . All repayments or prepayments of principal and all payments of interest, fees, costs, expenses and other sums chargeable to Borrowers under this Agreement, the Notes or any of the other Loan Documents shall be in lawful money of the United States of America in immediately available funds and delivered to Agent, for the account of Lenders, not later than 1:00 p.m., North Carolina time, on the date due at First Union National Bank of North Carolina, One First Union Center, 301 South College Street, Charlotte, North Carolina 28288, Attention: Hannah Carmody, or such other place as shall have been designated in writing by Agent.

         . Whenever any payment to be made under this Agreement, the Note or any of the other Loan Documents shall be stated to be due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in the computation of the payment of interest thereon; provided, however, that no Loan shall have remained outstanding after the Maturity Date of such Loan.

         . All payments to or for the benefit of Lenders hereunder shall be applied to the Obligations of any Borrower making payment in the following order: (a) then due and payable fees as set forth in Section 2.1.1(a)(i) and, at the direction of such Borrower or upon prior notice given to such Borrower by Agent, other then due and payable fees, expenses and costs; (b) then due and payable interest payments and mandatory prepayments; and (c) then due and payable principal payments and optional prepayments; provided that if an Event of Default shall have occurred and be continuing, Lenders shall have the exclusive right to apply any and all such payments against the then due and owing Obligations of such Borrower as Lenders may deem advisable. To the extent any Borrower fails to make payment required hereunder or under any of the other Loan Documents, each Lender is authorized to, and at its sole option may, make such payments on behalf of such Borrower. To the extent permitted by law, all amounts advanced by any Lender hereunder or under other provisions of the Loan Documents shall accrue interest at the same rate as Loans hereunder.

         .        7         Procedure For The Borrowing Of Loans

                  . Each borrowing of Loans shall be made upon any Requesting Borrower's irrevocable written notice delivered to Agent in the form of a Notice of Borrowing, executed by a Responsible Person of such Requesting Borrower, with appropriate insertions (which Notice of Borrowing must be received by Lender prior to 12:00 noon, Charlotte, North Carolina time, three (3) Business Days prior to the requested Funding Date) specifying:

                        (a) the amount of the requested borrowing, which, if a LIBOR Loan is requested, shall be not less than One Million Dollars ($1,000,000);

                        (b) the requested Funding Date, which shall be a Business Day;

                        (c) whether the borrowing is to be comprised of one or more LIBOR Loans or Prime Rate Loans; and

                        (d) the duration of the Interest Period applicable to any such LIBOR Loans included in such Notice of Borrowing. If the Notice of Borrowing shall fail to specify the duration of the Interest Period for any borrowing comprised of LIBOR Loans, such Interest Period shall be three (3) months.

                  . Unless Agent shall otherwise consent, during the existence of an Event of Default or Potential Event of Default, Borrowers may not elect to have a Loan made as a LIBOR Loan.

         .        8         Conversion And Continuation Elections

                  . Each Borrower may, upon irrevocable written notice to Agent:

                        (a) elect to convert on any Business Day, any Prime Rate Loan (or any portion thereof in an amount equal to at least One Million Dollars ($1,000,000)) into a LIBOR Loan; or

                        (b) elect to convert on any Interest Payment Date any LIBOR Loan maturing on such Interest Payment Date (or any portion thereof) into a Prime Rate Loan; or

                        (c) elect to continue on any Interest Payment Date any LIBOR Loan maturing on such Interest Payment Date (or any portion
         thereof  in  an  amount   equal  to  at  least  One   Million   Dollars
         ($1,000,000));

provided, that if the aggregate amount of LIBOR Loans outstanding to such Borrower shall have been reduced, by payment, prepayment, or conversion of portion thereof, to be less than $1,000,000, such LIBOR Loans shall automatically convert into Prime Rate Loans, and on and after such date the right of such Borrower to continue such Loans as, and convert such Loans into, LIBOR Loans shall terminate.

                  . Each conversion or continuation of Loans shall be made upon any Borrower's irrevocable written notice delivered to Agent in the form of a Notice of Conversion/Continuation, executed by a Responsible Person of such Borrower, with appropriate insertions (which Notice of Conversion/Continuation must be received by Lender prior to 12:00 noon, Charlotte, North Carolina time, at least three (3) Business Days in advance of the proposed conversion date or continuation date specifying:

                        (a) the proposed conversion date or continuation date;

                        (b) the aggregate amount of Loans to be converted or continued;

                        (c)  the   nature   of  the   proposed   conversion   or
         continuation; and

                        (d) the duration of the requested Interest Period.

                  . If upon the expiration of any Interest Period applicable to any LIBOR Loan, the Requesting Borrower has failed to select a new Interest Period to be applicable to such LIBOR Loan, such Borrower shall be deemed to have elected to convert such LIBOR Loan into a Prime Rate Loan effective as of the last day of such current Interest Period.

                  . Unless Agent shall otherwise consent, during the existence of an Event of Default or Potential Event of Default, Borrowers may not elect to have a Loan converted into or continued as a LIBOR Loan.

         . Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its LIBOR Loans in any manner it elects, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Lender actually funded and maintained each LIBOR Loan through the purchase of deposits having a maturity corresponding to the maturity of the LIBOR Loan and bearing an interest rate equal to the LIBOR rate (whether or not, in any instance, Lender shall have granted any participations in such Loan). Each Lender may, if it so elects, fulfill any commitment to make LIBOR Loans by causing a foreign branch or affiliate to make or continue such LIBOR Loans; provided, however, that in such event such Loans shall be deemed for the purposes of this Agreement to have been made by such Lender, and the obligation of Borrowers to repay such Loans shall nevertheless be to such Lender and shall be deemed held by such Lender, to the extent of such Loans, for the account of such branch or affiliate.

         . Agent shall immediately distribute to each Lender, at such address as each Lender shall designate, its respective interest in all repayments and prepayments of principal and all payments of interest and all fees, expenses and costs received by Agent on the same day and in the same type of funds as payment was received. In the event Agent does not distribute such payments on the same day received, if such payments are received by Agent by 1:00 p.m., North Carolina time, or if received after such time, on the next succeeding Business Day, such payment shall accrue interest at the Federal Funds Rate.

         . Unless Agent shall have been notified by any Lender no later than the Business Day prior to the respective Funding Date of a Loan that such Lender does not intend to make available to Agent an Advance in immediately available funds equal to such Lender's Pro Rata Share of the total principal amount of such Loan, Agent may assume that such Lender has made such Advance to Agent on the date of the Loan and Agent may, in reliance upon such assumption, make available to the Requesting Borrower a corresponding Advance. If Agent has made funds available to such Borrower based on such assumption and such Advance is not in fact made to Agent by such Lender, Agent shall be entitled to recover the corresponding amount of such Advance on demand from such Lender. If such Lender does not promptly pay such corresponding amount upon Agent's demand, Agent shall notify such Requesting Borrower and such Requesting Borrower shall repay such Advance to Agent. Agent also shall be entitled to recover from such Lender interest on such Advance in respect of each day from the date such Advance was made by Agent to such Requesting Borrower to the date such corresponding amount is recovered by Agent at the Federal Funds Rate. Nothing in this Section 2.11 shall be deemed to relieve any Lender from its obligation to fulfill its Commitment or to prejudice any rights which Agent or such Requesting Borrower may have against such Lender as a result of any default by such Lender under this Agreement.

         . Unless Agent shall have been notified by any Borrower prior to the date on which any payment to be made by such Borrower hereunder is due that such Borrower does not intend to remit such payment, Agent may, in its sole discretion, assume that such Borrower has remitted such payment when so due and Agent may, in its sole discretion and in reliance upon such assumption, make available to each Lender on such payment date an amount equal to such Lender's Pro Rata Share of such assumed payment. If such Borrower has not in fact remitted such payment to Agent, each Lender shall forthwith on demand repay to Agent the amount of such assumed payment made available to such Lender, together with interest thereon in respect of each date from and including the date such amount was made available by Agent to such Lender to the date such amount is repaid to Agent at the Federal Funds Rate.

         . If any Lender determines that compliance with any law or regulation or with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law) has or would have the effect of reducing the rate of return on the capital of such Lender or any corporation controlling such Lender as a consequence of, or with reference to, such Lender's Commitment or its making or maintaining its Pro Rata Share of the Loans below the rate which such Lender or such other corporation could have achieved but for such compliance (taking into account the policies of such Lender or corporation with regard to capital), then each Borrower shall, from time to time, upon written demand by such Lender (with a copy of such demand to Agent), immediately pay to such Lender (a) such additional amounts as shall be sufficient to compensate such Lender or other corporation for such reduction resulting from such Borrower's Loans or (b) in the case where such reduction results from compliance with any such law, regulation, guideline or request affecting only the Commitments and not the Loans, such additional amounts as shall be sufficient to compensate such Lender or other corporation for such reduction based on each Borrower's percentage of average usage of the Commitments versus the total average usage by all Borrowers. A certificate submitted by such Lender to any Borrower, stating that the amounts set forth as payable to such Lender are true and correct, shall be conclusive and binding for all purposes, absent manifest error. Each Lender agrees promptly to notify effected Borrowers and Agent of any circumstances that would cause any Borrower to pay additional amounts pursuant to this section, provided that the failure to give such notice shall not affect Borrowers' obligation to pay any such additional amounts.

         .        14        Taxes

                  . Subject to Subsection 2.14.7, any and all payments by each Borrower to each Lender or Agent under this Agreement shall be made free and clear of, and without deduction or withholding for, any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of each Lender and Agent, such taxes (including income taxes or franchise taxes) as are imposed on or measured by each Lender's net income (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as "Taxes").

                  . In addition, Borrowers shall pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made hereunder or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or any other Loan Documents (hereinafter referred to as "Other Taxes").

                  . Subject to Subsection 2.14.7, each Borrower shall indemnify and hold harmless each Lender and Agent for the full amount of Taxes or Other Taxes (including any Taxes or Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.14) paid by such Lender or Agent in relation to any payments made by or Obligations of such Borrower and any liability (including penalties, interest, additions to tax and expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. Payment under this indemnification shall be made within thirty
(30) days from the date any Lender or Agent makes written demand therefor.

                  . If any Borrower shall be required by law to deduct or withhold any Taxes or Other Taxes from or in respect of any sum payable hereunder to any Lender or Agent, then, subject to Subsection 2.14.7:

                        (a) the sum payable shall be increased as necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 2.14) such Lender or Agent, as the case may be, receives an amount equal to the sum it would have received had no such deductions been made;

                        (b) such Borrower shall make such deductions, and

                        (c) such Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law.

                  . Within thirty (30) days after the date of any payment by any Borrower of Taxes or Other Taxes, such Borrower shall furnish to Agent the original or a certified copy of a receipt evidencing payment thereof, or other evidence of payment satisfactory to Agent.

                  . Each Lender which is a foreign person (i.e., a person other than a United States person for United States Federal income tax purposes) shall:

                        (a) No later than the date upon which such Lender becomes a party hereto deliver to Borrowers through Agent two (2) accurate and complete signed originals of IRS Form 4224 or any successor thereto ("Form 4224"), or two accurate and complete signed originals of IRS Form 1001 or any successor thereto ("Form 1001"), as appropriate, in each case indicating that such Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

                        (b) If at any time such Lender makes any changes necessitating a new Form 4224 or Form 1001, with reasonable promptness deliver to Borrowers through Agent in replacement for, or in addition to, the forms previously delivered by it hereunder, two accurate and complete signed originals of Form 4224; or two accurate and complete signed originals of Form 1001, as appropriate, in each case indicating that the Lender is on the date of delivery thereof entitled to receive payments of principal, interest and fees under this Agreement free from withholding of United States Federal income tax;

                        (c) Before or promptly after the occurrence of any event (including the passing of time but excluding any event mentioned in (ii) above) requiring a change in or renewal of the most recent Form 4224 or Form 1001 previously delivered by such Lender, deliver to Borrowers through Agent two accurate and complete original signed copies of Form 4224 or Form 1001 in replacement for the forms previously delivered by the Lender; and

                        (d) Promptly upon any Borrower's or Agent's reasonable request to that effect, deliver to such Borrower or Agent (as the case may be) such other forms or similar documentation as may be required from time to time by any applicable law, treaty, rule or regulation in order to establish such Lender's tax status for withholding purposes.

                  . Borrowers will not be required to pay any additional amounts in respect of United States Federal income tax pursuant to Subsection 2.14.4 to Lender for the account of any Lending Office of such Lender:

                        (a) If the obligation to pay such additional amounts would not have arisen but for a failure by such Lender to comply with its obligations under Subsection 2.14.6 in respect of such Lending Office;

                        (b) If such Lender shall have delivered to Borrowers a Form 4224 in respect of such Lending Office pursuant to Subsection
         2.14.6 and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by Borrowers hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or in the official interpretation of such law or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 4224; or

                        (c) If such Lender shall have delivered to Borrowers a Form 1001 in respect of such Lending Office pursuant to Subsection 2.14.6, and such Lender shall not at any time be entitled to exemption from deduction or withholding of United States Federal income tax in respect of payments by Borrowers hereunder for the account of such Lending Office for any reason other than a change in United States law or regulations or any applicable tax treaty or regulations or in the official interpretation of any such law, treaty or regulations by any Governmental Authority charged with the interpretation or administration thereof (whether or not having the force of law) after the date of delivery of such Form 1001.

                  . If, at any time, any Borrower requests any Lender to deliver any forms or other documentation pursuant to Subsection 2.14.6(a), then such Borrower shall, on demand of such Lender through Agent, reimburse such Lender for any costs and expenses (including reasonable attorney fees) reasonably incurred by such Lender in the preparation or delivery of such forms or other documentation.

                  . If any Borrower is required to pay additional amounts to any Lender or Agent pursuant to Subsection 2.14.4, then such Lender shall use its reasonable good faith efforts (consistent with legal and regulatory restrictions) to change the jurisdiction of its Lending Office so as to eliminate any such additional payment by such Borrower which may thereafter accrue if such change, in the judgment of such Lender, is not otherwise disadvantageous to such Lender.

         .        15        Illegality

                  . If any Lender shall determine that the introduction of any Requirement of Law, or any change in any Requirement of Law or in the interpretation or administration thereof, has made it unlawful, or that any central bank or other Governmental Authority has asserted that it is unlawful, for such Lender or its Lending Office to make LIBOR Loans, then, on notice thereof by Lender to the Requesting Borrower, the obligation of such Lender to make LIBOR Loans shall be suspended until such Lender shall have notified the Requesting Borrower that the circumstances giving rise to such determination no longer exists.

                  . If a Lender shall determine that it is unlawful to maintain any LIBOR Loan, Borrowers shall prepay in full all LIBOR Loans of such Lender then outstanding, together with interest accrued thereon, either on the last day of the Interest Period thereof if such Lender may lawfully continue to maintain such LIBOR Loans to such day, or immediately, if such Lender may not lawfully continue to maintain such LIBOR Loans, together with any amounts required to be paid in connection therewith pursuant to Section 2.18.

                  . If any  Borrower  is  required  to  prepay  any  LIBOR  Loan immediately as provided in Section 2.2.3, then concurrently with such prepayment, such Borrower shall borrow, in the amount of such prepayment, a Prime Rate Loan.

         . If any Lender shall determine that, due to either (a) the introduction of or any change (other than any change by way of imposition of or increase in reserve requirements included in the calculation of the LIBOR) in or in the interpretation of any Requirement of Law or (b) the compliance with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), there shall be any increase in the cost to such Lender of agreeing to make or making, funding or maintaining any LIBOR Loans, then Borrowers shall be liable on a joint and several basis for, and shall from time to time, upon demand therefor by such Lender, pay to such Lender such additional amounts as are sufficient to compensate such Lender for such increased costs.

         . If Agent shall have determined that for any reason adequate and reasonable means do not exist for ascertaining the LIBOR for any requested Interest Period with respect to a proposed LIBOR Loan or that the LIBOR applicable for any requested Interest Period with respect to a proposed LIBOR Loan does not adequately and fairly reflect the cost to Lenders of funding such Loan, Agent will forthwith give notice of such determination to Borrowers and each Lender. Thereafter, the obligation of Lenders to make or maintain LIBOR Loans, as the case may be, hereunder shall be suspended until Agent, upon instruction from Requisite Lenders, revokes such notice in writing. Upon receipt of such notice, Borrowers may revoke any Notice of Borrowing or Notice of Conversion/Continuation then submitted. If a Borrower does not revoke such notice, Lenders shall make, convert or continue the Loans, as proposed by such Borrower, in the amount specified in the applicable notice submitted by such Borrower, but such Loans shall be made, converted or continued as Prime Rate Loans instead of LIBOR Loans, as the case may be.

         . Each Borrower agrees, severally but not jointly, that in the event that such Borrower prepays or is required to prepay any LIBOR Loan by acceleration or otherwise or fails to draw down or convert to a LIBOR Loan after giving notice thereof, it shall reimburse each Lender for its funding losses due to such prepayment or failure to draw. Borrowers and Lenders hereby agree that such funding losses shall consist of the sum of the discounted monthly differences for each month during the applicable or requested Interest Period, calculated as follows for each such month:

                           (a) Principal amount of such LIBOR Loan times (number
                  of days between the date of prepayment and the last day in the applicable Interest Period divided by 360), times the applicable Interest Differential, plus

                           (b) all actual  out-of-pocket  expenses  (other  than
                  those taken into account in the calculation of the Interest Differential) incurred by Lenders and Agent (excluding allocation of any expense internal to Lenders and Agent) and reasonably attributable to such payment, prepayment or failure to draw down or convert as described above; provided that no prepayment fee shall be payable (and no credit or rebate shall be required) if the product of the foregoing formula is not a positive number.

 ..        CONDITIONS PRECEDENT TO EFFECTIVENESS OF THIS AGREEMENT AND THE
          MAKING OF LOANS

         . The effectiveness of this Agreement is subject to the satisfaction of the following conditions precedent:

                  . Agent shall have received, in form and substance satisfactory to Lenders and their respective counsel a certified copy of the records of all actions taken by each Borrower and FSI, including all resolutions of each Borrower and corporate resolutions of FSI, authorizing or relating to the execution, delivery and performance of this Agreement and the other Loan Documents and the consummation of the transactions contemplated hereby and thereby.

                  . Agent shall have received new Notes, in form and substance satisfactory to Lenders, and duly executed and delivered by each Borrower, which Notes shall replace and supersede the Notes issued by Borrowers to Agent pursuant to the Growth Fund Agreement.

                  . Agent shall have received an originally executed Opinion of Counsel, in form and substance satisfactory to Lenders, dated as of the Closing Date and addressed to Lenders, together with copies of any officer's certificate or legal opinion of other counsel or law firm specifically identified and expressly relied upon by such counsel.

                  . Agent shall have received the Reaffirmation of Guaranty, in form and substance satisfactory to Lenders, duly executed and delivered by FSI.

                  . Agent shall have received the TEC AcquiSub Amendment, duly executed and delivered by TEC AcquiSub, and all conditions precedent to the effectiveness of the TEC AcquiSub Amendment shall have been satisfied.

                  . Agent shall have received the AFG Agreement, duly executed and delivered by AFG, and all conditions precedent to the effectiveness of the AFG Agreement shall have been satisfied.

                  . Separate certificates, dated as of the Closing Date, of the Chief Financial Officer or Corporate Controller of FSI, in its capacity as the sole general partner of EGF III, EGF IV, EGF V, EGF VI and EGF VII and as the sole manager of Income Fund I, to the effect that (i) the representations and warranties of each Borrower contained in Section 4 are true, accurate and complete in all material respects as of the Closing Date as though made on such date and (ii) no Event of Default or Potential Event of Default under this Agreement has occurred.

                  . Agent shall have received the Fee Letter and the Agent's Side Letter, duly executed by Borrowers, TEC AcquiSub and AFG, and the arrangement fee and the Agent's fee described in the Fee Letter and Agent's Side Letter, respectively.

                  . Agent shall have received such other documents, information and items from Borrowers and FSI as reasonably requested by Agent.

         . Unless waived in writing by Requisite Lenders, the obligation of any Lender to make any Advance is subject to the satisfaction of the following further conditions precedent:

                  . At least three (3) Business Days before each Loan hereunder with respect to any acquisition of Equipment by any Borrower, Agent shall have received (i) Notice of Borrowing and (ii) a Borrowing Base Certificate, with appropriate insertions, executed by the Chief Financial Officer or Corporate Controller of such Borrower.

                  . No event shall have occurred and be continuing or would result from the making of any Loan on such Funding Date which constitutes an Event of Default or Potential Event of Default under this Agreement or under (and as separately defined in) the TEC AcquiSub Agreement or under (and as separately defined in) the AFG Agreement, or which with notice or lapse of time or both would constitute an Event of Default or Potential Event of Default under this Agreement or under the TEC AcquiSub Agreement or the AFG Agreement.

                  . All representations and warranties contained in the Loan Documents shall be true, accurate and complete in all material respects with the same effect as though such representations and warranties had been made on and as of such Funding Date (except to the extent such representations and warranties specifically relate to an earlier date, in which case they shall be true, accurate and complete in all material respects as of such earlier date).

                  . The insurance required to be maintained by such Borrower pursuant to the Loan Documents shall be in full force and effect.

                  . Agent shall have received such other instruments and documents as it may have reasonably requested from Borrowers in connection with the Loans to be made on such date.

         . Notwithstanding anything to the contrary contained in this Agreement, unless waived in writing by Requisite Lenders, no Lender shall have any obligation hereunder to make any Advance if any of the following events shall occur:

                  . FSI shall have ceased to be the sole general partner of any of EGF III, EGF IV, EGF V, EGF VI or EGF VII or the sole manager of Income Fund I, whether due to the voluntary or involuntary withdrawal, substitution, removal or transfer of FSI from or of all or any portion of FSI's general partnership interest or capital contribution in such Borrower.

                  . Twenty five percent (25.0%) or more of the limited partners (measured by such partners' percentage interest) of any Equipment Growth Fund shall at any time vote to remove FSI as the general partner of such Equipment Growth Fund or a majority in interest of Class A members, as that term is defined in the Operating Agreement, of Income Fund I shall at any time vote to remove FSI as manager of Income Fund I, in each case, regardless of whether FSI is actually removed.

                    Requesting Borrower, TEC AcquiSub, FSI or their Subsidiaries shall have ceased to be the purchaser of Eligible Inventory for such Requesting Borrower.

 .        4.        BORROWERS' AND FSI'S REPRESENTATIONS AND WARRANTIES

         . Each Borrower, severally, as to itself, but not jointly as to the other Borrowers and FSI, and FSI, jointly and severally with each Borrower as to each such Borrower and as to itself, hereby warrant and represent to Agent and each Lender as follows, and agree that each of said warranties and representations shall be deemed to continue until full, complete and indefeasible payment and performance of the Obligations and shall apply anew to each borrowing hereunder:

                  . Each Borrower is a limited partnership or, in the case of Income Fund I, a limited liability company, and FSI is a corporation, each duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and is duly qualified and licensed as a foreign corporation, partnership or limited liability company, as applicable, and authorized to do business in each jurisdiction within the United States where its ownership of Property and assets or conduct of business requires such qualification. Each Borrower and FSI has the power and authority, rights and franchises to own their Property and assets and to carry on their businesses as now conducted. Each Borrower and FSI has the power and authority to execute and deliver the Loan Documents (to the extent each is a party thereto) and all other instruments and documents contemplated hereby or thereby.

                  . The execution, delivery and performance of this Agreement and each of the other Loan Documents to which any Borrower is a party and delivery and payment of such Borrower's respective Note have been duly authorized by all necessary and proper action on the part of such Borrower. The execution, delivery and performance of this Agreement and each of the other Loan Documents to which FSI is a party have been duly authorized by all necessary and proper corporate action on the part of FSI. The Loan Documents constitute legally valid and binding obligations of each Borrower and FSI, as the case may be, enforceable against each Borrower and FSI, to the extent any one of them is a party thereto, in accordance with their respective terms, except as enforcement thereof may be limited by bankruptcy, insolvency or other laws affecting the enforcement of creditors' rights generally.

                  . (a) The execution, delivery and performance of this Agreement, and each of the other Loan Documents and the execution, delivery and payment of the Notes will not: (i) contravene any provision of FSI's certificate of incorporation or bylaws; (ii) contravene any provision of any Borrowers' Limited Partnership Agreements or, in the case of Income Fund I, Operating Agreement or other formation or organization document; or (iii) contravene, conflict with or violate any applicable law or regulation, or any order, writ, judgment, injunction, decree, determination or award of any Governmental Authority, which contravention, conflict or violation, in the aggregate, may have Material Adverse Effect; and (b) the execution and delivery of this Agreement, and each of the other Loan Documents and the execution and delivery of the Notes will not violate or result in the breach of, or constitute a default under any indenture or other loan or credit agreement, or other agreement or instrument which are, in the aggregate, material and to which any Borrower or FSI is a party or by which any Borrower, FSI or their Property and assets may be bound or affected. Neither any Borrower nor FSI is in violation or breach of or default under any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or any contract, agreement, lease, license, indenture or other instrument to which any one of them is a party, the non-compliance with, the violation or breach of or the default under which would, with reasonable likelihood, have a Material Adverse Effect.

                  . Each Borrower's and FSI's audited consolidated financial statements as of December 31, 1995 and Borrowers' and FSI's unaudited consolidated financial statements as of March 31, 1996, copies of which heretofore have been delivered to Agent by such Borrower and FSI, respectively, and all other financial statements and other data submitted in writing by any Borrower and FSI to Agent or any Lender in connection with the request for credit granted by this Agreement, are true, accurate and complete in all material respects, and said financial statements and other data fairly present the consolidated financial condition of such Borrower and FSI, as of the date thereof, and have been prepared in accordance with GAAP, subject to fiscal year-end audit adjustments. There has been no material adverse change in the business, properties or assets, operations, prospects, profitability or financial or other condition of any Borrower or FSI since March 31, 1996.

                  . The current location of each Borrower's and FSI's chief executive offices and principal places of business is set forth on Schedule 4.1.5.

                  . Except as disclosed on Schedule 4.1.6, there are no claims, actions, suits, proceedings or other litigation pending or, to the best of each Borrower's and FSI's knowledge, after due inquiry, threatened against any Borrower, FSI or any of FSI's Subsidiaries, including, without limitation, TEC AcquiSub, at law or in equity before any Governmental Authority or, to the best of each Borrower's and FSI's knowledge, after due inquiry, any investigation by any Governmental Authority of any Borrower's or FSI's or any of FSI's
Subsidiaries', including, without limitation, TEC AcquiSub's, affairs, Properties or assets which would, with reasonable likelihood, if adversely determined, have a Material Adverse Effect. Other than any liability incident to the litigation or proceedings disclosed on Schedule 4.1.6, neither any Borrower, nor FSI nor any of FSI's Subsidiaries, including, without limitation, TEC AcquiSub, has any Contingent Obligations which are not provided for or disclosed in the financial statements delivered to Agent pursuant to Sections 4.1.4 and 5.1.

                  . Schedule 4.1.7 lists all currently effective contracts and agreements (whether written or oral) to which each Borrower is a party and which
(i) could involve the payment or receipt by such Borrower after the date of this Agreement of more than $250,000 or (ii) otherwise materially affect the business, operations or financial condition of any Borrower (the "Material Contracts"). Except as disclosed on Schedule 4.1.7, there are no material defaults under any such Material Contract by any Borrower, to the best of each Borrower's knowledge, by any other party to any such Material Contract. Each Borrower has delivered to Agent true and correct copies of all such contracts or agreements (or, with respect to oral contracts or agreements, written descriptions of the material terms thereof).

                  . Except as set forth in Schedule 4.1.8, all consents and approvals of, filings and registrations with, and other actions in respect of, all Governmental Authorities required to be obtained by any Borrower, FSI or any of FSI's Subsidiaries in order to make or consummate the transactions contemplated under the Loan Documents have been, or prior to the time when required will have been, obtained, given, filed or taken and are or will be in full force and effect.

                  . Neither any Borrower, FSI nor any of FSI's Subsidiaries, including, without limitation, TEC AcquiSub, is a party to or is bound by any agreement, contract, lease, license or instrument, or is subject to any restriction under its respective charter or formation documents, which has, or is likely in the foreseeable future to have, a Material Adverse Effect. Neither any Borrower nor FSI has entered into and, as of the Closing Date does not contemplate entering into, any material agreement or contract with any Affiliate of any Borrower or FSI on terms that are less favorable to such Borrower or FSI than those that might be obtained at the time from Persons who are not such Affiliates.

                  . There are no collective bargaining agreements or other labor agreements covering any employees of any Borrower, FSI or any of FSI's Subsidiaries.

                  . No Borrower has an Employee Benefit Plan subject to ERISA. All Pension Plans of FSI and any of FSI's Subsidiaries, that are intended to be qualified under Section 401(a) of the Code have been determined by the IRS to be qualified or FSI or any of FSI's Subsidiaries will obtain such determination prior to instituting such a Pension Plan. All Pension Plans existing as of the date hereof continue to be so qualified. No "reportable event" (as defined in Section 4043 of ERISA) has occurred and is continuing with respect to any Pension Plan for which the thirty-day notice requirement may not be waived other than those of which the appropriate Governmental Authority has been notified. All Employee Benefit Plans of FSI or any of FSI's Subsidiaries have been operated in all material respects in accordance with their terms and applicable law, including ERISA, and no "prohibited transaction" (as defined in ERISA and the Code) that would result in any material liability to FSI or any of FSI's Subsidiaries has occurred with respect to any such Employee Benefit Plan.

                  . There are no strikes or other labor disputes against any Borrower, FSI or any of FSI's Subsidiaries or, to the best of each Borrower's and FSI's knowledge, after due inquiry, threatened against any Borrower, FSI or any of FSI's Subsidiaries, which would, with reasonable likelihood, have a Material Adverse Effect. All payments due from any Borrower or FSI on account of employee health and welfare insurance which would, with reasonable likelihood, have a Material Adverse Effect if not paid have been paid or, if not due, accrued as a liability on the books of such Borrower or FSI.

                  . Neither any Borrower nor FSI own any "margin security", as that term is defined in Regulations G and U of the Federal Reserve Board, and the proceeds of the Loans under this Agreement will be used only for the purposes contemplated hereunder. None of the Loans will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Loans under this Agreement to be considered a "purpose credit" within the meaning of Regulations G, T, U and X. Neither any Borrower nor FSI will take or permit any agent acting on its behalf to take any action which might cause this Agreement or any document or instrument delivered pursuant hereto to violate any regulation of the Federal Reserve Board.

                  . All federal, state, local and foreign tax returns, reports and statements required to be filed by any Borrower, FSI and, to the best of each Borrower's and FSI's knowledge, after due inquiry, by any of FSI's Subsidiaries have been filed with the appropriate Governmental Authorities where failure to file would, with reasonable likelihood, have a Material Adverse Effect, and all material Charges and other impositions shown thereon to be due and payable by any Borrower, FSI or such Subsidiary have been paid prior to the date on which any fine, penalty, interest or late charge may be added thereto for nonpayment thereof, or any such fine, penalty, interest, late charge or loss has been paid, or such Borrower, FSI or such Subsidiary is contesting its liability therefore in good faith and has fully reserved all such amounts according to GAAP in the financial statements provided to Agent pursuant to
Section 5.1. Each Borrower, FSI and, to the best of each Borrower's and FSI's knowledge, after due inquiry, each of FSI's Subsidiaries has paid when due and payable all material Charges upon the books of any Borrower, FSI or such Subsidiary and no Government Authority has asserted any Lien against any Borrower, FSI or any of FSI's Subsidiaries with respect to unpaid Charges. Proper and accurate amounts have been withheld by each Borrower, FSI and, to the best of each Borrower's and FSI's knowledge, after due inquiry, each of FSI's Subsidiaries from its employees for all periods in full and complete compliance with the tax, social security and unemployment withholding provisions of applicable federal, state, local and foreign law and such withholdings have been timely paid to the respective Governmental Authorities.

                  .        .15       Environmental Quality

                        (a) Except as specifically disclosed in Schedule 4.1.15, the on-going operations of each Borrower, FSI and each of FSI's Subsidiaries comply in all material respects with all Environmental Laws, except such non-compliance which would not (if enforced in accordance with applicable law) result in liability in excess of $250,000 in the aggregate.

                        (b) Except as specifically disclosed in Schedule 4.1.15, each Borrower, FSI and each of FSI's Subsidiaries has obtained all licenses, permits, authorizations and registrations required under any Environmental Law ("Environmental Permits") and necessary for its ordinary course operations, all such Environmental Permits are in good standing, and each Borrower, FSI and each of FSI's Subsidiaries is in compliance with all material terms and conditions of such Environmental Permits.

                        (c) Except as specifically disclosed in Schedule 4.1.15, neither any Borrower, FSI or any of FSI's Subsidiaries nor any of their respective present Property or operations is subject to any outstanding written order from or agreement with any Governmental Authority nor subject to any judicial or docketed administrative proceeding, respecting any Environmental Law, Environmental Claim or Hazardous Material.

                        (d) Except as specifically disclosed in Schedule 4.1.15, there are no Hazardous Materials or other conditions or circumstances existing with respect to any Property, or arising from operations prior to the Closing Date, of any Borrower, FSI or any of FSI's Subsidiaries that would reasonably be expected to give rise to Environmental Claims with a potential liability of any Borrower, FSI or any of FSI's Subsidiaries in excess of $250,000 in the aggregate for any such condition, circumstance or Property.

                  . Each Borrower and FSI and, to the best of their knowledge, after due inquiry, each of FSI's Subsidiaries possess and owns all necessary trademarks, trade names, copyrights, patents, patent rights, franchises and licenses which are material to the conduct of their business as now operated.

                  . As of the Closing Date, no information contained in this Agreement, the other Loan Documents or any other documents or written materials furnished by or on behalf of any Borrower or FSI to Agent or any Lender pursuant to the terms of this Agreement or any of the other Loan Documents contains any untrue or inaccurate statement of a material fact or omits to state a material fact necessary to make the statement contained herein or therein not misleading in light of the circumstances under which made.

                  . Neither any Borrower nor FSI is: (a) a "public utility company" or a "holding company," or an "affiliate" or a "subsidiary company" of a "holding company," or an "affiliate" of such a "subsidiary company," as such terms are defined in the Public Utility Holding Company Act or (b) an "investment company," or an "affiliated person" of, or a "promoter" or "principal underwriter" for, an "investment company," as such terms are defined in the Investment Company Act. The making of the Loans hereunder and the application of the proceeds and repayment thereof by each Borrower and the performance of the transactions contemplated by this Agreement and the other Loan Documents will not violate any provision of the Investment Company Act or the Public Utility Holding Company Act, or any rule, regulation or order issued by the SEC thereunder.

                  .  Each Borrower and FSI are Solvent.

         . At the time any Borrower makes a request for an initial borrowing hereunder, each such Borrower, severally, as to itself, but not jointly as to the other Borrowers and FSI, and FSI, jointly and severally with each Borrower as to each such Borrower and as to itself, hereby warrant and represent to Agent and each Lender as follows, and agree that each of said warranties and representations shall be deemed to continue until full, complete and indefeasible payment and performance of the Obligations and shall apply anew to each additional borrowing hereunder:

                  . Each Borrower and FSI has the power and authority to perform the terms of the Loan Documents (to the extent each is a party thereto) and all other instruments and documents contemplated hereby or thereby.

                  . The performance of this Agreement, and each of the other Loan Documents and the payment of the Notes will not violate or result in the breach of, or constitute a default under any indenture or other loan or credit agreement, or other agreement or instrument which are, in the aggregate, material and to which any Borrower or FSI is a party or by which any Borrower, FSI or their Property and assets may be bound or affected.

                  . No approval, authorization or consent of any trustee or holder of any indebtedness or obligation of any Borrower or FSI or of any other Person under any such material agreement, contract, lease or license or similar document or instrument to which such Borrower, FSI or any of FSI's Subsidiaries is a party or by which such Borrower, FSI or any such Subsidiary is bound, is required to be obtained by any such Borrower, FSI or any such Subsidiary in order to make or consummate the transactions contemplated under the Loan Documents.

         . So long as any of the Commitments shall be available and until payment and performance in full of the Obligations, the representations and warranties contained herein shall have a continuing effect as having been true when made.

 .        5.        BORROWERS' AND FSI'S AFFIRMATIVE COVENANTS

         Each Borrower, severally, as to itself, but not jointly as to the other Borrowers and FSI, and FSI, jointly and severally with each Borrower as to each Borrower and as to itself (and, where applicable, PLMI) covenant and agree that, so long as any of the Commitments shall be available and until full, complete and indefeasible payment and performance of the Obligations, unless Requisite Lenders shall otherwise consent in writing, each Borrower and FSI shall do or cause to have done all of the following:

         . Maintain, and cause each of FSI's Subsidiaries to maintain, a system of accounting administered in accordance with sound business practices to permit preparation of financial statements in conformity with GAAP, and deliver to Agent or caused to be delivered to Agent:

                  . As soon as practicable and in any event within sixty (60) days after the end of each quarterly accounting period of each Borrower, FSI and PLMI, except with respect to the final fiscal quarter of each fiscal year, in which case as soon as practicable and in any event within one hundred twenty
(120) days after the end of such fiscal quarter, consolidated and consolidating balance sheets of FSI and PLMI and a balance sheet of each Borrower as at the end of such period and the related consolidated (and, as to statements of income only for FSI, consolidating) statements of income and stockholders' or members' equity of each Borrower and FSI and the related consolidated statements of income, stockholders' or members' equity and cash flows of PLMI (and, as to statements of income only, consolidating) for such quarterly accounting period, setting forth in each case in comparative form the consolidated figures for the corresponding periods of the previous year, all in reasonable detail and certified by the Chief Financial Officer or Corporate Controller of the general partner or manager of each Borrower, as applicable, FSI and PLMI that they (i) are complete and fairly present the financial condition of such Borrower, FSI and PLMI as at the dates indicated and the results of their operations and changes in their cash flow for the periods indicated, (ii) disclose all liabilities of each Borrower, FSI and PLMI that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent and (iii) have been prepared in accordance with GAAP, subject to changes resulting from audit and normal year-end adjustment;

                  . As soon as practicable and in any event within one hundred twenty (120) days after the end of each fiscal year of each Borrower, FSI and PLMI, consolidated and consolidating balance sheets of FSI and PLMI and a balance sheet of each Borrower as at the end of such year and the related consolidated (and, as to statements of income only for FSI and PLMI, consolidating) statements of income, stockholders' or members' equity and cash flows of each Borrower, if applicable, FSI and PLMI for such fiscal year, setting forth in each case, in comparative form the consolidated figures for the previous year, all in reasonable detail and (i) in the case of such consolidated financial statements, accompanied by a report thereon of an independent public accountant of recognized national standing selected by each Borrower, FSI and PLMI and satisfactory to Agent, which report shall contain an opinion which is not qualified in any manner or which otherwise is satisfactory to Requisite Lenders, in their sole discretion, and (ii) in the case of such consolidating financial statements, certified by the Chief Financial Officer or Corporate Controller of FSI and PLMI;

                  . As soon as practicable, and in any event not later than fifteen (15) days after the end of each calendar month in which a Loan has been, or is, outstanding, a Borrowing Base Certificate dated as of the last day of such month, duly executed by a Chief Financial Officer or Corporate Controller of the general partner or manager of each Borrower, with appropriate insertions;

                  . As soon as practicable, and in any event not later than forty-five (45) days after the end of each fiscal quarter of each Borrower, a Compliance Certificate dated as of the last day of such fiscal quarter, and executed by the Chief Financial Officer or Corporate Controller of the general partner or manager of such Borrower, with appropriate insertions.

                  . At Agent's request, promptly upon receipt thereof, copies of all reports submitted to each Borrower, FSI or PLMI by independent public accountants in connection with each annual, interim or special audit of the financial statements of such Borrower, FSI or PLMI made by such accountants;

                  . (i) On the date six months after the Closing Date and thereafter upon Agent's reasonable request, which request will not be made more than once during any calendar year (unless an Event of Default shall have occurred and be continuing), a report from each Borrower's insurance broker, in such detail as Agent may reasonably request, as to the insurance maintained or caused to be maintained by each Borrower pursuant to this Agreement, demonstrating compliance with the requirements hereof and thereof, and (ii) as soon as possible and in no event later than fifteen (15) days prior to the expiration date of any insurance policy of any Borrower, a written confirmation that such policy is in process of renewal and is not terminated or subject to a notice of non-renewal from such Borrower's insurance broker; provided, however, that such Borrower shall give Agent prompt written notice if changes affecting risk coverage will be made to such policy or if the policy will be terminated;

                  . Promptly upon any officer of any Borrower or FSI obtaining knowledge (a) of any condition or event which constitutes an Event of Default or Potential Event of Default under this Agreement, (b) that any Person has given any notice to any Borrower, FSI, TEC, TEC AcquiSub or PLMI or taken any other action with respect to a claimed default or event or condition of the type referred to in Section 8.1.2, (c) of the institution of any litigation or of the receipt of written notice from any Governmental Authority as to the commencement of any formal investigation involving an alleged or asserted liability of any Borrower, FSI, TEC, TEC AcquiSub or PLMI equal to or greater than $500,000 or any adverse judgment in any litigation involving a potential liability of any Borrower, FSI, TEC, TEC AcquiSub or PLMI equal to or greater than $500,000, or
(d) of a material adverse change in the business, operations, properties, assets or condition (financial or otherwise) of any Borrower, FSI, TEC, TEC AcquiSub or PLMI, a certificate of a Responsible Officer of any Borrower or FSI, as applicable, specifying the notice given or action taken by such Person and the nature of such claimed default, Event of Default, Potential Event of Default, event or condition and what action such Borrower, FSI, TEC, TEC AcquiSub or PLMI has taken, is taking and proposes to take with respect thereto;

                  . Promptly upon becoming aware of the occurrence of any (a) Termination Event in connection with any Pension Plan or (b) "prohibited transaction" (as such term is defined in ERISA and the Code) in connection with any Employee Benefit Plan or any trust created thereunder, a written notice specifying the nature thereof, what action any Borrower or any of its ERISA Affiliates has taken, is taking or proposes to take with respect thereto, and, when known, any action taken or threatened by the IRS or the PBGC with respect thereto;

                  . With reasonable promptness, copies of (a) all notices received by any Borrower, FSI, any of FSI's Subsidiaries or any of their ERISA Affiliates of the PBGC's intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (b) each Schedule B (Actuarial Information) to the annual report (Form 5500 Series) filed by any Borrower, FSI, any of FSI's Subsidiaries or any of their ERISA Affiliates with the IRS with respect to each Pension Plan covering employees of any Borrower, FSI or any of FSI's Subsidiaries, and (c) all notices received by any Borrower, FSI, any of FSI's Subsidiaries or any of their ERISA Affiliates from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to
Section 4202 of ERISA;

                  . Promptly upon receipt by any Borrower, FSI or any of FSI's Subsidiaries, any challenge by the IRS to the qualification under Section 401 or 501 of the Code of any Pension Plan;

                  . As soon as available and in no event later than five (5) days after the same shall have been filed with the SEC, a copy of each Form 8-K Current Report, Form 10-K Annual Report, Form 10-Q Quarterly Report, Annual
Report to Shareholders, Proxy Statement and Registration Statement of any Borrower and PLMI;

                  . Upon the request of Agent, copies of all federal, state, local and foreign tax returns and reports in respect of income, franchise or other taxes on or measured by income (excluding sales, use or like taxes) filed by or on behalf of any Borrower and FSI; and

                  . Such other information respecting the condition or operations, financial or otherwise, of any Borrower and PLMI and its
Subsidiaries as Agent or any Lender may from time to time reasonably request, and such information regarding the lessees under Leases as any Borrower from time to time receives or Agent or any Lender reasonably requests.

         All financial statements of Borrowers, FSI and PLMI to be delivered by any Borrower and FSI to Agent pursuant to this Section 5.1 will be complete and correct and present fairly the financial condition of each Borrower, FSI and PLMI as of the date thereof; will disclose all liabilities of each Borrower, FSI and PLMI that are required to be reflected or reserved against under GAAP, whether liquidated or unliquidated, fixed or contingent; and will have been prepared in accordance with GAAP. All tax returns submitted to Agent by Borrowers and FSI will, to the best of each Borrower's and FSI's knowledge, after due inquiry, be true and correct. Each Borrower and FSI hereby agree that each time any one of them submits a financial statement or tax return to Agent, such Borrower and FSI shall be deemed to represent and warrant to Lenders that such financial statement or tax return complies with all of the preceding requirements set forth in this paragraph.

         . Each Borrower and FSI shall preserve and maintain, and FSI shall cause each of FSI's Subsidiaries, including, without limitation, TEC AcquiSub, to preserve and maintain, their existence and all of their licenses, permits, governmental approvals, rights, privileges and franchises necessary or desirable in the normal conduct of their businesses as now conducted or presently proposed to be conducted (including, without limitation, their qualification to do business in each jurisdiction in which such qualification is necessary or desirable in view of its business); conduct, and cause each of FSI's Subsidiaries, including, without limitation, TEC AcquiSub, and any Owner Trustee to conduct, its business in an orderly and regular manner; and comply, and cause each of FSI's Subsidiaries, including, without limitation, TEC AcquiSub, and any Owner Trustee, to comply, with (a) as to any Borrower, its Limited Partnership Agreement, Operating Agreement and other organizational documents, as applicable, and as to FSI and each of its Subsidiaries, including, without limitation, TEC AcquiSub, the provisions of its respective certificate or articles of incorporation, as applicable, and bylaws and (b) the requirements of all applicable laws, rules, regulations or orders of any Governmental Authority and requirements for the maintenance of any Borrower's, FSI's or such Subsidiary's insurance, licenses, permits, governmental approvals, rights, privileges and franchises, except, in either case, to the extent that the failure to comply therewith would not, in the aggregate, with reasonable likelihood, have a Material Adverse Effect.

         . Each Borrower and FSI shall maintain and keep in force, and cause each of FSI's Subsidiaries, including, without limitation, TEC AcquiSub, to maintain and keep in force insurance of the types and in amounts then customarily carried in lines of business similar to that of Borrowers, FSI or any of FSI's Subsidiaries as the case may be, including, but not limited to, fire, extended coverage, public liability, property damage, environmental hazard and workers' compensation, in each case carried with financially sound Persons and in amounts satisfactory to Requisite Lenders (subject to commercial reasonableness as to each type of insurance); provided, however, that the types and amounts of insurance shall not provide any less coverage for any Borrower than provided as of the Closing Date by the existing blanket policies of insurance for PLMI and its Subsidiaries. All such policies as to liability insurance shall carry endorsements naming Agent and each Lender as an additional insured and, upon the reasonable request of Agent, all such policies of property insurance shall carry endorsements naming Agent as principal loss payee as to any property owned by Borrowers and financed by Lenders, and in each case indicating that (a) any loss thereunder shall be payable to Agent or Lenders, as the case may be, notwithstanding any action, inaction or breach of representation or warranty by any Borrower or FSI; (b) there shall be no recourse against any Lender for payment of premiums or other amounts with respect thereto, and (c) at least fifteen (15) days' prior written notice of cancellation, lapse or material change in coverage shall be given to Agent by the insurer.

         . Promptly pay and discharge and cause each of FSI's Subsidiaries, including, without limitation, TEC AcquiSub, promptly to pay and discharge all material Charges when due and payable, except (a) such as may be paid thereafter without penalty or (b) such as may be contested in good faith by appropriate proceedings and for which an adequate reserve has been established and is maintained in accordance with GAAP. Each Borrower and FSI shall promptly notify Agent of any material challenge, contest or proceeding pending by or against any Borrower, FSI and PLMI or any of FSI's Subsidiaries before any taxing authority.

         . At any reasonable time and from time to time during normal business hours, permit Agent or any Lender or any agent, representative or employee thereof, to examine and make copies of and abstracts from the financial records and books of account of each Borrower, FSI or any of FSI's Subsidiaries, including, without limitation, TEC AcquiSub, and other documents in the possession or under the control of any Borrower, FSI or any of FSI's Subsidiaries, including, without limitation, TEC AcquiSub, relating to any obligation of any Borrower or FSI arising under or contemplated by this Agreement and to visit the offices of any Borrower or FSI to discuss the affairs, finances and accounts of any Borrower or FSI with any of the officers of any Borrower or FSI, and, upon reasonable notice and during normal business hours (unless an Event of Default or Potential Event of Default shall have occurred and be continuing, in which event no notice is required), to conduct audits of and appraise Equipment. Such audits and appraisals shall be subject to the lessee's right to quiet enjoyment as set forth in the respective lease.

         .        6         Maintenance Of Facilities; Modifications

                  . Each Borrower and FSI shall keep and cause each of FSI's Subsidiaries, including, without limitation, TEC AcquiSub, to keep, all of their respective Properties which are useful or necessary to such Borrower's, FSI's or such Subsidiary's business, in good repair and condition, normal wear and tear excepted, and from time to time make, and cause each such Subsidiary to make necessary repairs thereto, and renewals and replacements thereof so that each Borrower's, FSI's or such Subsidiary's Properties shall be fully and efficiently preserved and maintained.

                  . Subject to Section 5.6.1, each Borrower and FSI shall promptly make, or cause to be made, all modifications, additions and adjustments to the Eligible Inventory as may from time to time be required by any Governmental Authority having jurisdiction over the operation, safety or use thereof.

         . From time to time as may be necessary (in the event that such information is not otherwise delivered by Borrowers or FSI to Agent or Lenders pursuant to this Agreement), so long as there are Obligations outstanding hereunder, disclose to Agent in writing any material matter hereafter arising which, if existing or occurring at the date of this Agreement, would have been required to be set forth or described by any Borrower or FSI in this Agreement or any of the other Loan Documents (including all Schedules and Exhibits hereto or thereto) or which is necessary to correct any information set forth or described by Borrowers or FSI hereunder or thereunder or in connection herewith which has been rendered inaccurate thereby.

         . In addition to the obligations and documents which this Agreement expressly requires Borrowers or FSI to execute, deliver and perform, each Borrower or FSI shall execute, deliver and perform, and shall cause FSI's Subsidiaries to execute, deliver and perform, any and all further acts or documents which Agent or Lenders may reasonably require to effectuate the purposes of this Agreement or any of the other Loan Documents.

         . Each Borrower shall, unless otherwise directed in writing by Agent, cause all remittances made by the obligor under any Lease to be made to a lock box (the "Lockbox") maintained with FUNB pursuant to the Lockbox Agreement. Unless otherwise directed by Agent in writing, all invoices and other instructions submitted by any Borrower to the obligor relating to Lease payments shall designate the Lockbox as the place to which such payments shall be made.

         . Each Borrower and FSI shall, and FSI shall cause each of its Subsidiaries to, conduct its operations and keep and maintain its Property in material compliance with all Environmental Laws.

 .        6.        BORROWER'S AND FSI'S NEGATIVE COVENANTS

         So long as any of the Commitments shall be available and until full, complete and indefeasible payment and performance of the Obligations, unless Requisite Lenders shall otherwise consent in writing, each Borrower, severally, as to itself, but not jointly as to the other Borrowers and FSI, and FSI, jointly and severally with each Borrower as to such Borrower and to itself, covenant and agree as follows:

         . Each Borrower and FSI shall not create, incur, assume or suffer to exist, and shall not permit any Marine Subsidiary of such Borrower or Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI to create, incur, assume or suffer to exist, and FSI shall not permit any of its Subsidiaries (including, without limitation, TEC and TEC AcquiSub) to create, incur, assume or suffer to exist, any Lien of any nature upon or with respect to any of their respective Property, whether now or hereafter owned, leased or acquired, except (collectively, the "Permitted Liens"):

                           .1 Existing Liens disclosed on Schedule 6.1, provided
that the obligations secured thereby are not increased;

                           .2 Liens for Charges if payment shall not at the time
be required to be made in accordance with Section 5.4;

                           .3  Liens  in  respect  of  pledges,  obligations  or
deposits (a) under workers' compensation laws, unemployment insurance and other types of social security or similar legislation, (b) in connection with surety, appeal and similar bonds incidental to the conduct of litigation, (c) in connection with bid, performance or similar bonds and mechanics', laborers' and materialmen's and similar statutory Liens not then delinquent, or (d) incidental to the conduct of the business of such Borrower, any Marine Subsidiary of such Borrower, FSI or any Owner Trustee or any of FSI's Subsidiaries and which were not incurred in connection with the borrowing of money or the obtaining of advances or credit; provided that the Liens permitted by this Section 6.1.3 do not in the aggregate materially detract from the value of any assets or property of or materially impair the use thereof in the operation of the business of such Borrower, FSI or any Owner Trustee or any of FSI's Subsidiaries; and provided further that the adverse determination of any claim or liability, contingent or otherwise, secured by any of such Liens would not either individually or in the aggregate, with reasonable likelihood, have a Material Adverse Effect;

                           .4        Permitted Rights of Others; and

                           .5 Liens  granted  in favor  of  Agent on  behalf  of
Lenders under the TEC AcquiSub Agreement and the security agreement and other loan documents delivered by TEC AcquiSub pursuant thereto.

         . Each Borrower shall not, and shall not permit any Marine Subsidiary of such Borrower to, and FSI shall not permit TEC and TEC AcquiSub to, make any Acquisition or enter into any agreement to make any Acquisition, other than with respect to the purchase of Equipment in the ordinary course of business or the formation or acquisition of a Marine Subsidiary.

         . Each Borrower and FSI shall not create, incur, assume or suffer to exist, nor permit any Marine Subsidiary of such Borrower or Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI to create, incur, assume or suffer to exist, and FSI shall not permit any of its Subsidiaries (including, without limitation, TEC and TEC AcquiSub) to create, incur, assume or suffer to exist, any Indebtedness or Contingent Obligation; provided, however, that this Section 6.3 shall not be deemed to prohibit:

                           .1 The  Obligations  to  Lenders  and  Agent  arising
hereunder and under the other Loan Documents;

                           .2 Existing Indebtedness disclosed on Schedule 6.3(a)
and anticipated Indebtedness disclosed on Schedule 6.3(b);

                           .3  Indebtedness  of any Subsidiary of FSI,  provided
that such Indebtedness is non-recourse as to FSI, TEC and TEC AcquiSub;

                           .4 The acquisition of goods,  supplies or merchandise
on normal trade credit;

                           .5 The endorsement of negotiable instruments received
in the ordinary course of any Borrower's business as presently conducted;

                           .6  Indebtedness  incurred in respect of the deferred
purchase price for an item of Equipment, but only to the extent that the incurrence of such Indebtedness is customary in the industry with respect to the purchase of this type of equipment (provided that such Indebtedness shall only be permitted under this clause (d) if, taking into account the incurrence of such Indebtedness, the Borrower incurring such Indebtedness shall not be in violation of any of the financial covenants set forth in Section 7 if measured as of the date of incurrence as determined by GAAP);

                           .7 Any  Guaranty  Obligations  of any Borrower in the
form of performance guaranties undertaken on behalf of a Marine Subsidiary of such Borrower in favor of the charter party in connection with the leasing of a marine vessel on a time charter; and

                           .8 Contingent Obligations (but excluding specifically
Guaranty Obligations which shall be prohibited) of FSI solely in its capacity as a general partner or manager of the Equipment Growth Funds.

         . Each Borrower and FSI shall not, and shall not permit any Marine Subsidiary of such Borrower or Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI to, use the proceeds of any Loan except for the purpose set forth in Recital D, above, and shall not, and shall not permit any such Marine Subsidiary or such Owner Trustee to, use the proceeds to repay any loans or advances made by any other Person.

         . Each Borrower and FSI shall not, and shall not permit any Marine Subsidiary of such Borrower or any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI to, sell, assign or otherwise dispose of, any of its or their respective assets, except for full, fair and reasonable consideration, or enter into any sale and leaseback agreement covering any of its or their respective fixed or capital assets.

         . Each Borrower and FSI shall not, and shall not permit any Marine Subsidiary of such Borrower to, enter into any transaction of merger, consolidation or recapitalization, directly or indirectly, whether by operation of law or otherwise, or liquidate, wind up or dissolve itself (or suffer any liquidation or dissolution), or convey, sell, lease, assign, transfer or otherwise dispose of, in one transaction or a series of transactions, all or any part of its business, Property or assets, whether now owned or hereafter acquired, or acquire by purchase or otherwise all or substantially all the business, Property or assets of, or stock or other evidence of beneficial ownership of, any Person, except (a) sales of Equipment in the ordinary course of business (for the purposes of this Section 6.6, with respect to any Borrower and any Marine Subsidiary of such Borrower, ordinary course of business shall refer to the business of the Equipment Growth Funds and all Marine Subsidiaries, collectively), and (b) any Subsidiary of FSI (other than TEC AcquiSub) may be merged or consolidated with or into FSI or any wholly-owned Subsidiary of FSI, or be liquidated, wound up or dissolved, or all or substantially all of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to, FSI or any wholly-owned Subsidiary of FSI; provided that, in the case of such a merger or consolidation, FSI or such wholly-owned Subsidiary shall be the continuing or surviving corporation.

         . Each Borrower shall not, and shall not permit any Marine Subsidiary of such Borrower to, directly or indirectly, enter into or permit to exist any transaction (including, without limitation, the purchase, sale, lease or exchange of any property or the rendering of any service) with any of its Affiliates on terms that are less favorable to such Borrower or such Marine
Subsidiary than those that might be obtained at the time from Persons who are not such Affiliates.

         . Each Borrower and FSI shall not, and FSI shall not permit any of its existing Subsidiaries to, engage in any business materially different than the business currently engaged in by such Person.

         . Each Borrower shall not make, pay or set apart any funds for the payment of distribution to its partners or members if such distribution would cause or result in an Event of Default or Potential Event of Default.

         . Each Borrower and FSI shall not take or omit to take any action, which act or omission would, with the lapse of time, or otherwise constitute (a) a default, event of default or Event of Default under any of the Loan Documents or (b) a default or an event of default under any other material agreement, contract, lease, license, mortgage, deed of trust or instrument to which either is a party or by which either or any of their Properties or assets is bound, which default or event of default would, with reasonable likelihood, have a Material Adverse Effect.

         . If any Borrower or FSI or any of their ERISA Affiliates incurs any obligation to contribute to any Pension Plan, then such Borrower or FSI, as the case may be, shall not (a) terminate, or permit such ERISA Affiliate to terminate, any Pension Plan so as to result in any liability that would, with reasonable likelihood, have a Material Adverse Effect or (b) make or permit such ERISA Affiliate to make a complete or partial withdrawal (within the meaning of Section 4201 of ERISA) from any Multiemployer Plan so as to result in any liability that would, with reasonable likelihood, have a Material Adverse Effect.

         . Each Borrower and FSI shall not use or authorize others to use any Lender's name or marks in any publication or medium, including, without limitation, any prospectus, without such Lender's advance written authorization.

         . Each Borrower and FSI shall not change their fiscal year end from December 31, nor make any change in their accounting treatment and reporting practices except as permitted by GAAP; provided, however, that should any Borrower or FSI change its accounting treatment or reporting practices in a way that would cause a change in the calculation, or in the results of a calculation, of any of the financial covenants set forth in Section 7, below, then such Borrower or FSI, as applicable, shall continue to calculate such covenants as if such accounting treatment or reporting practice had not been changed unless otherwise agreed to by Requisite Lenders.

         . Each Borrower and FSI shall not, shall not cause to occur and shall not permit any amendment, modification or supplement of or to any of the terms or provisions of such Borrower's Limited Partnership Agreement or, in the case of Income Fund I, its Operating Agreement, which amendment, modification or supplement would affect, limit or otherwise impair such Borrower's ability to pay the Obligations or perform its obligations under this Agreement or any of the other Loan Documents.

 .        7.        FINANCIAL COVENANTS OF BORROWER AND FSI

         Each Borrower, severally, as to itself, but not jointly as to the other Borrowers and FSI, and FSI, jointly and severally with each Borrower as to each Borrower and as to itself, covenant and agree that, so long as the Commitments hereunder shall be available, and until full, complete and indefeasible payment and performance of the Obligations, including, without limitation, all Loans evidenced by the Notes, unless Requisite Lenders shall otherwise consent in writing, Borrowers and FSI shall perform the following financial covenants. Each Borrower and FSI agree and understand that (except as expressly provided herein) all covenants under this Section 7 shall be subject to quarterly compliance or compliance as of the date of any request for a Loan pursuant to Section 3.2.1 (as measured on the last day of each fiscal quarter of such Borrower, or FSI, as the case may be, or as of the date of any request for a Loan pursuant to Section 3.2.1), and in each case review by Lenders of the respective fiscal quarter's consolidated financial statements delivered to Agent by each Borrower and FSI pursuant to Section 5.1; provided, however, that the following financial covenants shall apply only as to those Borrowers requesting a Loan or as to which a Loan remains outstanding.

         . Each Borrower shall maintain a Funded Debt Ratio of not greater than 0.5:1.0.

         . Each Borrower shall maintain a Debt Service Ratio of not less than 1.75:1.0.

         . FSI shall maintain a Consolidated Tangible Net Worth of not less than $20,000,000.

         . The Equipment Growth Funds of which FSI is the sole general partner shall maintain aggregate unrestricted cash balances of $10,000,000.

 .        8.        EVENTS OF DEFAULT AND REMEDIES

         . As to any  Borrower,  the  occurrence  of  any  one  or  more  of the
following  shall   constitute  an  Event  of  Default  for  each  such  Borrower individually:

                  . Such Borrower, any Marine Subsidiary of such Borrower or any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI fails to pay any sum due to Lenders or Agent arising under this Agreement, the Note of such Borrower or any of the other Loan Documents when and as the same shall become due and payable, whether by acceleration or otherwise and such failure shall not have been cured to Lenders' satisfaction within five (5) calendar days; or

                  . (a) Such Borrower, any Marine Subsidiary of such Borrower, FSI, TEC, TEC AcquiSub or any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower defaults in the repayment of any principal of or the payment of any interest on any Indebtedness of such Borrower, any such Marine Subsidiary, FSI, TEC, TEC AcquiSub or any such Owner Trustee, respectively, or breaches any term of any evidence of such Indebtedness or defaults in any payment in respect of any Contingent Obligation (excluding, as to FSI, any Contingent Obligation of FSI arising solely as a result of FSI's status as a general partner of any Person other than such Borrower), in each case exceeding, in the aggregate outstanding principal amount, $2,000,000, or such Borrower, any Marine Subsidiary, FSI, TEC, TEC AcquiSub or any Owner Trustee breaches or violates any term or provision of any evidence of such Indebtedness or Contingent Obligation or of any such loan agreement, mortgage, indenture, guaranty or other agreement relating thereto if the effect of such breach is to permit acceleration under the applicable instrument, loan agreement, mortgage, indenture, guaranty or other agreement and such failure shall not have been cured within the applicable cure period, or there is an acceleration under the applicable instrument, loan agreement, mortgage, indenture, guaranty or other agreement; or (b) PLMI defaults in the repayment of any principal of or the payment of any interest on any Indebtedness or defaults in any payment in respect of any Contingent Obligation, in each case exceeding, in the aggregate outstanding principal amount, $2,000,000, or PLMI breaches or violates any term or provision of any evidence of such Indebtedness or Contingent Obligation or of any such loan agreement, mortgage, indenture, guaranty or other agreement relating thereto with the result that such Indebtedness or Contingent Obligation becomes or is caused to become then due and payable in its entirety, whether by acceleration of otherwise; or

                  . Such Borrower or FSI fails or neglects to perform, keep or observe any of the covenants contained in Sections 2.1.3, 5.2, 5.3, 5.9, 6.1, 6.2, 6.3, 6.4, 6.5, 6.6, 6.7, 6.8, 6.9 or 6.13, or any of the financial covenants contained in Section 7 of this Agreement; or

                  . Any representation or warranty made by or on behalf of such Borrower or FSI in this Agreement or any statement or certificate at any time given in writing pursuant hereto or in connection herewith shall be false, misleading or incomplete in any material respect when made; or

                  . Except as provided in Sections 8.1.1 and 8.1.3, such Borrower, FSI or any Marine Subsidiary of such Borrower or Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI fails or neglects to perform, keep or observe any covenant or provision of this Agreement or of any of the other Loan Documents or any other document or agreement executed by such Borrower, FSI or any Marine Subsidiary of such Borrower or Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI in connection therewith and the same has not been cured to Requisite Lenders' satisfaction within thirty
(30) calendar days after such Borrower, FSI or any Marine Subsidiary of such Borrower or Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI shall become aware thereof, whether by written notice from Agent or any Lender or otherwise; or

                  . Such Borrower, any Marine Subsidiary of such Borrower, TEC AcquiSub, any other Borrower (but only for so long as Obligations of such other Borrower remain or Commitments to such other Borrower are available under this Agreement), FSI, TEC, PLMI or any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI or any other guarantor of any of such Borrower's or FSI's obligations to Lenders shall
(a) cease to be Solvent, (b) admit in writing its inability to pay its debts as they mature, (c) make an assignment for the benefit of creditors, (d) apply for or consent to the appointment of a receiver, liquidator, custodian or trustee for it or for a substantial part of its Properties or business, or such a receiver, liquidator, custodian or trustee otherwise shall be appointed and shall not be discharged within sixty (60) days after such appointment; or

                  . Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against such Borrower, any Marine Subsidiary of such Borrower, TEC AcquiSub, any other Borrower (but only for so long as Obligations of such other Borrower remain or Commitments to such other Borrower are available under this Agreement), FSI, TEC, PLMI or any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI or any other guarantor of any of such Borrower's or FSI's obligations to Lenders or any order, judgment or decree shall be entered against such Borrower, any Marine Subsidiary of such Borrower, TEC AcquiSub, any other Borrower (but only for so long as Obligations of such other Borrower remain or Commitments to such other Borrower are available under this Agreement), FSI, TEC, PLMI or any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI or any other guarantor of any of such Borrower's or FSI's obligations to Lenders decreeing its dissolution or division; provided, however, with respect to an involuntary petition in bankruptcy, such petition shall not have been dismissed within sixty (60) days after the filing of such petition; or

                  . There shall have been a change in the assets, liabilities, financial condition, operations, affairs or prospects of such Borrower, any Marine Subsidiary of such Borrower, TEC AcquiSub, FSI, TEC, PLMI or any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI or any other guarantor of any of such
Borrower's or FSI's obligations to Lenders which, in the reasonable determination of Requisite Lenders has, either individually or in the aggregate, had a Material Adverse Effect; or

                  . There shall be a money judgment, writ or warrant of attachment or similar process entered or filed against such Borrower, any Marine Subsidiary of such Borrower, TEC AcquiSub, FSI, TEC or any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI which (net of insurance coverage) remains unvacated, unbonded, unstayed or unpaid or undischarged for more than sixty (60) days (whether or not consecutive) or in any event later than five (5) calendar days prior to the date of any proposed sale thereunder, which, together with all such other unvacated, unbonded, unstayed, unpaid and undischarged judgments or attachments against such Borrower or any Marine Subsidiary of such Borrower exceeds in the aggregate $1,000,000; against FSI exceeds in the aggregate $500,000; against TEC or TEC AcquiSub exceeds in the aggregate $500,000; or against any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI exceeds in the aggregate $1,000,000; or against any combination of the foregoing Persons exceeds in the aggregate $1,000,000; or

                  . Any of the Loan Documents shall for any reason other than the full, complete and indefeasible satisfaction of the Obligations thereunder cease to be, or be asserted by such Borrower, FSI or any Marine Subsidiary of such Borrower or Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI not to be, a legal, valid and binding obligation of such Borrower, FSI or any Marine Subsidiary of such Borrower or Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI, respectively enforceable against such Person in accordance with its terms; or

                  . The occurrence of any "Event of Default" as defined under the TEC AcquiSub Agreement or any other loan or security document related to the TEC AcquiSub Agreement; or

                  . The occurrence of any "Event of Default" as defined under the AFG Agreement or any other loan or security document related to the AFG Agreement; or

                  . FSI shall cease to be the sole general partner or the sole manager, as applicable, of such Borrower, whether due to the voluntary or involuntary withdrawal, substitution, removal or transfer of FSI from or of all or any portion of FSI's general partnership interest or capital contribution in such Borrower; or

                  . Requesting Borrower, TEC AcquiSub, FSI or their Subsidiaries shall cease to be the purchaser of Eligible Inventory for such Requesting Borrower.

                  . A criminal proceeding shall have been filed in any court naming any Borrower, FSI or any Marine Subsidiary of such Borrower or Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI as a defendant for which forfeiture is a potential penalty under applicable federal or state law which, in the reasonable determination of Requisite Lenders, may have a Material Adverse Effect; or

                  . Any Governmental Authority enters a decree, order or ruling ("Government Action") which will materially and adversely affect any Borrower's, any Marine Subsidiary of such Borrower's, FSI's, TEC's, TEC AcquiSub's or PLMI's financial condition, operations or ability to perform or pay such party's obligations arising under this Agreement or any instrument or agreement executed pursuant to the terms of this Agreement or which will similarly affect any Owner Trustee holding record title to any Eligible Inventory for the beneficial interest of such Borrower or FSI. Such Borrower or FSI shall have thirty (30) days from the earlier of the date (a) Borrower or FSI, as applicable, first discovers it is the subject of Government Action or (b) a Lender or any agency gives notice of Government Action to take such steps as are necessary to obtain relief from the Government Action. For the purpose of this paragraph, "relief from Government Action" means to discharge or to obtain a dismissal of or release or relief from (i) any Government Action so that the affected party or parties do not incur monetary liability (A) of more than $1,000,000 in the case of any Borrower or any Marine Subsidiary of such Borrower, (B) of more than $500,000 in the case of FSI, (C) of more than $500,000 in the case of TEC, (D) of more than $250,000 in the case of TEC AcquiSub, (E) of more than $1,000,000 in the case of PLMI, or (F) of more than $1,000,000, in the aggregate, in the case of any combination of the foregoing Persons, or (ii) any disqualification of or other limitation on the operation of any Borrower, any Marine Subsidiary of such Borrower, FSI, TEC, TEC AcquiSub and PLMI, or any of them, which in the reasonable determination of Requisite Lenders may have a Material Adverse Effect; or

                  . Any Governmental Authority, including, without limitation, the SEC, shall enter a decree, order or ruling prohibiting the Equipment Growth Funds from releasing or paying to FSI any funds in the form of management fees, profits or otherwise which, in the reasonable determination of Requisite Lenders, may have a Material Adverse Effect.

         . An Event of Default may be waived only with the written consent of Requisite Lenders, or if expressly provided, of all Lenders. Any Event of Default so waived shall be deemed to have been cured and not to be continuing; but no such waiver shall be deemed a continuing waiver or shall extend to or affect any subsequent like default or impair any rights arising therefrom.

         . Upon the occurrence and continuance of any Event of Default or Potential Event of Default, Lenders shall have no further obligation to advance money or extend credit to or for the benefit of the defaulting Borrower or any other Borrower, regardless of whether such Event of Default or Potential Event of Default has occurred with respect to such Borrower or another Borrower.

         In addition, upon the occurrence and during the continuance of an Event of Default, except an Event of Default arising under Section 8.1.11 hereof (the remedies for which shall be limited to those set forth in the preceding paragraph), Lenders or Agent, on behalf of Lenders, may, as to such defaulting Borrower, or as to all Borrowers should such Event of Default result from the actions or inactions of FSI, at the option of Requisite Lenders, do any one or more of the following, all of which are hereby authorized by each Borrower and
FSI:

                           .1  Declare  all or any of the  Obligations  of  such
Borrower under this Agreement, the Note of such Borrower, the other Loan Documents and any other instrument executed by such Borrower pursuant to the Loan Documents to be immediately due and payable, and upon such declaration such obligations so declared due and payable shall immediately become due and payable; provided that if such Event of Default is under part 8.1.6 or 8.1.7 of
Section 8.1, then all of the Obligations of each Borrower shall become immediately due and payable forthwith without the requirement of any notice or other action by Lenders or Agent;

                           .2  Terminate   this   Agreement  as  to  any  future
liability or obligation of Agent or Lenders as to such Borrower or as to each Borrower if such Event of Default results from the actions, inactions or violation of any covenant of or by FSI (excluding, as to FSI, Events of Default under Section 8.1.2 arising in relation to Contingent Obligation of FSI arising solely as a result of FSI's status as a general partner of any Person other than such Borrower); and

                           .3  Exercise  in  addition  to all other  rights  and
remedies granted hereunder, any and all rights and remedies granted under the Loan Documents or otherwise available at law or in equity.

         .        4         Set-Off

                           .1 During the continuance of an Event of Default, any
deposits or other sums credited by or due from any Lender to any Borrower or FSI (exclusive of deposits in accounts expressly held in the name of third parties or held in trust for benefit of third parties) may be set-off against the Obligations of such Borrower and any and all other liabilities, due or existing or hereafter arising and owing by such Borrower or FSI to Lenders. Each Lender agrees to notify promptly Borrowers and FSI and Agent of any such set-off; provided, that the failure to give such notice shall not affect the validity of any such set-off.

                           .2 Each Lender  agrees  that if it shall,  whether by
right of set-off, banker's lien or similar remedy pursuant to Section 8.4.1, obtain any payment as a result of which the outstanding and unpaid principal portion of the Commitments of such Lender shall be less than such Lender's Pro Rata Share of the outstanding and unpaid principal portion of the aggregate of all Commitments, such Lender receiving such payment shall simultaneously purchase from each other Lender a participation in the Commitments held by such Lenders so that the outstanding and unpaid principal amount of the Commitments and participations in Commitments of such Lender shall be in the same proportion to the unpaid principal amount of the aggregate of all Commitments then outstanding as the unpaid principal amount under the Commitments of such Lender outstanding immediately prior to receipt of such payment was to the unpaid principal amount of the aggregate of all Commitments outstanding immediately prior to such Lender's receipt of such payment; provided, however, that if any such purchase shall be made pursuant to this Section 8.4.2 and the payment giving rise thereto shall thereafter be recovered, such purchase shall be rescinded to the extent of such recovery and the purchase price restored without interest. Each Borrower expressly consents to the foregoing arrangements and agrees that any Lender holding a participation in a Commitment deemed to have been so purchased may exercise any and all rights of set-off, banker's lien or similar remedy with respect to any and all moneys owing by Borrower to such Lender as fully as if such Lender held a Commitment in the amount of such participation.

         . The enumeration of the rights and remedies of Agent and Lenders set forth in this Agreement is not intended to be exhaustive and the exercise by Agent and Lenders of any right or remedy shall not preclude the exercise of any other rights or remedies, all of which shall be cumulative, and shall be in addition to any other right or remedy given hereunder or under the Loan Documents or that may now or hereafter exist in law or in equity or by suit or otherwise. No delay or failure to take action on the part of Agent and Lenders in exercising any right, power or privilege shall operate as a waiver hereof, nor shall any single or partial exercise of any such right, power or privilege preclude other or further exercise thereof or the exercise of any other right, power or privilege or shall be construed to be a waiver of any Event of Default or Potential Event of Default. No course of dealing between any Borrower, FSI, Agent, or any Lender or their respective agents or employees shall be effective to change, modify or discharge any provision of this Agreement or any of the Loan Documents or to constitute a waiver of any Event of Default or Potential Event of Default.

 .        9.        AGENT

         . Each of the Lenders hereby irrevocably designates and appoints First Union National Bank of North Carolina as the Agent of such Lender under this Agreement and the other Loan Documents, and each such Lender irrevocably authorizes First Union National Bank of North Carolina as the Agent for such Lender to take such action on its behalf under the provisions of this Agreement and the other Loan Documents and to exercise such powers and perform such duties as are expressly delegated to the Agent by the terms of this Agreement and such other Loan Documents, together with such other powers as are reasonably incidental thereto. Notwithstanding any provision to the contrary elsewhere in this Agreement or such other Loan Documents, the Agent shall not have any duties or responsibilities, except those expressly set forth herein and therein, or any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or the other Loan Documents or otherwise exist against Agent. To the extent any provision of this Agreement permits action by Agent, Agent shall, subject to the provisions of this Section 9, take such action if directed in writing to do so by Requisite Lenders.

         . Agent may execute any of its duties under this Agreement and the other Loan Documents by or through agents or attorneys-in-fact and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Agent shall not be responsible for the negligence or misconduct of any agents or attorneys-in-fact selected by it with reasonable care.

         . Neither Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates shall be (a) liable for any action lawfully taken or omitted to be taken by it or such Person under or in connection with this Agreement or the other Loan Documents (except for its or such Person's own gross negligence or willful misconduct), or (b) responsible in any manner to any Lender for any recitals, statements, representations or warranties made by any Borrower or any officer thereof contained in this Agreement or the other Loan Documents or in any certificate, report, statement or other document referred to or provided for in, or received by Agent under or in connection with, this Agreement or the other Loan Documents or for the value, validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or the other Loan Documents or for any failure of any Borrower to perform its obligations hereunder or thereunder. Agent shall not be under any obligation to any Lender to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement, or to inspect the Properties, books or records of any Borrower.

         . Agent shall be entitled to rely, and shall be fully protected in relying, upon any note, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel (including, without limitation, counsel to Borrowers), independent accountants and other experts selected by Agent. Agent may deem and treat the payee of any promissory note issued pursuant to this Agreement as the owner thereof for all purposes unless such promissory note shall have been transferred in accordance with Section
11.10 hereof. Agent shall be fully justified in failing or refusing to take any action under this Agreement and the other Loan Documents unless it shall first receive such advice or concurrence of Requisite Lenders as it deems appropriate or it shall first be indemnified to its satisfaction by Lenders against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action except for its own gross negligence or willful misconduct. Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of Requisite Lenders, and such request and any action taken or failure to act pursuant thereto shall be binding upon all Lenders.

         . Agent shall not be deemed to have knowledge or notice of the occurrence of any Event of Default or Potential Event of Default hereunder unless Agent has received notice from a Lender or any Borrower referring to this Agreement, describing such Event of Default or Potential Event of Default and stating that such notice is a "notice of default". In the event that Agent receives such a notice, Agent shall promptly give notice thereof to Lenders. The Agent shall take such action with respect to such Event of Default or Potential Event of Default as shall be reasonably directed by Requisite Lenders; provided that unless and until Agent shall have received such directions, Agent may (but shall not be obligated to) take such action, or refrain from taking such action, with respect to such Event of Default or Potential Event of Default as it shall deem advisable in the best interests of Lenders.

         . Each Lender expressly acknowledges that neither Agent nor any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates has made any representations or warranties to it and that no act by Agent hereinafter taken, including any review of the affairs of Borrower, shall be deemed to constitute any representation or warranty by Agent to any Lender. Each Lender represents to Agent that it has, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into the business, operations, property, financial and other condition and creditworthiness of each Borrower and FSI and made its own decision to make its Loans hereunder and enter into this Agreement. Each Lender also represents that it will, independently and without reliance upon Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit analysis, appraisals and decisions in taking or not taking action under this Agreement and the other Loan Documents, and to make such investigation as it deems necessary to inform itself as to the business, operations, property, financial and other condition and creditworthiness of each Borrower and FSI. Except for notices, reports and other documents expressly required to be furnished to the Lenders by Agent hereunder or by the other Loan Documents, Agent shall not have any duty or responsibility to provide any Lender with any credit or other information concerning the business, operations, property, financial and other condition or creditworthiness of each Borrower and FSI which may come into the possession of Agent or any of its officers, directors, employees, agents, attorneys-in-fact or Affiliates.

         . Each Lender agrees to indemnify Agent in its capacity as such (to the extent not reimbursed by Borrowers and without limiting the obligation of Borrowers to do so), ratably according to the respective amounts of their Pro Rata Share of the Commitments, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind whatsoever which may at any time (including, without limitation, at any time following the payment of the Loans) be imposed on, incurred by or asserted against Agent in any way relating to or arising out of this Agreement or the other Loan Documents, or any documents contemplated by or referred to herein or therein or the transactions contemplated hereby or thereby or any action taken or omitted by Agent under or in connection with any of the foregoing; provided that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting solely from Agent's bad faith, gross negligence or willful misconduct. The agreements in this Section 9.7 shall survive the repayment of the Loans and all other amounts payable hereunder.

         . Agent and its Affiliates may make loans to, accept deposits from and generally engage in any kind of business with any Borrower or FSI as though Agent were not Agent hereunder. With respect to Advances made or renewed by it, Agent shall have the same rights and powers under this Agreement and the other Loan Documents as any Lender and may exercise the same as though it were not Agent, and the terms "Lender" and "Lenders" shall include Agent in its individual capacity.

         . Agent may resign at any time by giving thirty (30) days' prior written notice thereof to Lenders and Borrowers; provided, however, that the retiring Agent shall continue to serve until a successor Agent shall have been selected and approved pursuant to this Section 9.9. Upon any such notice, Agent shall have the right to appoint a successor Agent; provided, however, that if such successor shall not be a signatory to this Agreement, such appointment shall be subject to the consent of Requisite Lenders. Agent may be replaced by Requisite Lenders, with or without cause; provided, however, that any successor agent shall be subject to Borrowers' consent, which consent shall not be unreasonably withheld. Upon the acceptance of any appointment as an Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation hereunder as Agent, the provisions of this Section 9 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

 .        10.       EXPENSES AND INDEMNITIES

         . Borrowers and Lenders agree that, as the following costs, expenses, charges and other disbursements benefit each Borrower and as such costs, expenses, charges and other disbursements cannot easily be ratably allocated to the account of any Borrower or Borrowers, each Borrower, unless otherwise specified in this Section 10.1, shall pay, as its Obligation, promptly on demand, and in any event within thirty (30) days of the invoice date therefor,
(a) all costs, expenses, charges and other disbursements (including, without limitation, all reasonable attorneys' fees and allocated expenses of outside counsel and in-house legal staff) incurred by or on behalf of Agent or any Lender in connection with the preparation of the Loan Documents and all amendments and modifications thereof, extensions thereto or substitutions therefor, and all costs, expenses, charges or other disbursements incurred by or on behalf of Agent or any Lender (including, without limitation all reasonable attorney's fees and allocated expenses of outside counsel and in-house legal staff) in connection with the furnishing of opinions of counsel (including, without limitation, any opinions requested by Lenders as to any legal matters arising hereunder) and of Borrowers' performance of and compliance with all agreements and conditions contained herein or in any of the other Loan Documents on its part to be performed or complied with; (b) all other costs, expenses, charges and other disbursements incurred by or on behalf of Agent or any Lender in connection with the negotiation, preparation, execution, administration, continuation and enforcement of the Loan Documents, and the making of the Loans hereunder; (c) all costs, expenses, charges and other disbursements (including, without limitation, all reasonable attorney's fees and allocated expenses of outside counsel and in-house legal staff) incurred by or on behalf of Agent or any Lender in connection with the assignment or attempted assignment to any other Person of all or any portion of any Lender's interest under this Agreement pursuant to Section 11.10; and (d) regardless of the existence of an Event of Default or Potential Event of Default, all legal, appraisal, audit, accounting, consulting or other fees, costs, expenses, charges or other disbursements incurred by or on behalf of Agent or any Lender in connection with any litigation, contest, dispute, suit, proceeding or action (whether instituted by Lenders, Agent, any Borrower or any other Person) seeking to enforce any Obligations of, or collecting any payments due from, any Borrower under this Agreement and the Notes, all of which amounts shall be deemed to be part of the Obligations; provided, however, that Lenders shall be entitled to collect the full amount of such costs, expenses, charges and other disbursements only once. Notwithstanding anything to the contrary contained in this Section 10.1, so long as no Event of Default or Potential Event of Default shall have occurred and be continuing, all appraisals of the Eligible Inventory shall be at the expense of Lenders. If an Event of Default or Potential Event of Default shall have occurred and be continuing, such appraisals shall be at the expense of the Requesting Borrower.

         . Whether or not the transactions contemplated hereby shall be consummated:

                  . Each Borrower, as to itself, and FSI, jointly and severally as to itself and each Borrower, shall pay, indemnify, and hold each Lender, Agent and each of their respective officers, directors, employees, counsel, agents and attorneys-in-fact (each, an "Indemnified Person") harmless from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable attorney's fees and the allocated cost of in-house counsel) of any kind or nature whatsoever with respect to the execution, delivery, enforcement, performance and administration of this Agreement and any other Loan Documents, or the transactions contemplated hereby and thereby, and with respect to any investigation, litigation or proceeding (including any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, dissolution or relief of debtors or any appellate proceeding) related to this Agreement or the Loans or the use of the proceeds thereof, whether or not any Indemnified Person is a party thereto (all the foregoing, collectively, the "Indemnified Liabilities"); provided, that Borrowers and FSI shall have no obligation hereunder to any Indemnified Person with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of such Indemnified Person.

                  .        .2        Environmental Indemnity

                        (a) Each Borrower, to the extent of its pro rata share of ownership of Property involved in any investigation, litigation or proceeding, as set forth below, and FSI hereby jointly and severally agree to indemnify, defend and hold harmless each Indemnified Person, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, charges, expenses or disbursements (including reasonable attorneys' fees and the allocated cost of in-house counsel and of internal environmental audit or review services), which may be incurred by or asserted against such Indemnified Person in connection with or arising out of any pending or threatened investigation, litigation or proceeding, or any action taken by any Person, with respect to any Environmental Claim arising out of or related to any Property owned, leased or operated by such Borrower. No action taken by legal counsel chosen by Agent or any Lender in defending against any such investigation, litigation or proceeding or requested remedial, removal or response action shall (except for actions which constitute fraud, willful misconduct, gross negligence or material violations of law) vitiate or in any way impair Borrowers' or FSI's obligation and duty hereunder to indemnify and hold harmless Agent and each Lender. Agent and all Lenders agree to use reasonable efforts to cooperate with Borrowers respecting the defense of any matter indemnified hereunder, except insofar as and to the extent that their respective interests may be adverse to Borrowers' or FSI's in Agent's or such Lender's sole discretion.

                        (b) In no event shall any site visit, observation, or testing by Agent or any Lender be deemed a representation or warranty that Hazardous Materials are or are not present in, on, or under the site, or that there has been or shall be compliance with any Environmental Law. Neither Borrowers, FSI nor any other Person is entitled to rely on any site visit, observation, or testing by Agent or any Lender. Except as otherwise provided by law, neither Agent nor any Lender owes any duty of care to protect Borrowers, or any one of them, or any other Person against, or to inform Borrowers or any other party of, any Hazardous Materials or any other adverse condition affecting any site or Property. Neither Agent nor any Lender shall be obligated to disclose to Borrowers, FSI or any other Person any report or findings made as a result of, or in connection with, any site visit, observation, or testing by Agent or any Lender.

                  . The obligations in this Section 10.2 shall survive payment of all other Obligations. At the election of any Indemnified Person, Borrowers shall defend such Indemnified Person using legal counsel satisfactory to such Indemnified Person in such Person's reasonable discretion, at the sole cost and expense of Borrowers, which cost and expense shall be allocated to Borrowers according to such Borrower's pro rata share of ownership of any Property in relation to which such obligations arise. All amounts owing under this Section
10.2 shall be paid within thirty (30) days after written demand.

 .        11.       MISCELLANEOUS

         . All covenants, agreements, representations and warranties made herein shall survive the execution and delivery of the Loan Documents and the making of the Loans hereunder.

         . No failure or delay on the part of Agent or any Lender in the exercise of any power, right or privilege under this Agreement, the Note or any of the other Loan Documents shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privilege.

         . Except as otherwise provided in this Agreement, any notice or other communication herein required or permitted to be given shall be in writing and may be delivered in person, with receipt acknowledged, or sent by telex, facsimile, telecopy, computer transmission or by United States mail, registered or certified, return receipt requested, or by Federal Express or other nationally recognized overnight courier service, postage prepaid and confirmation of receipt requested, and addressed as set forth on the signature pages to this Agreement or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly given or served on the date on which the same shall have been personally delivered, with receipt acknowledged, or sent by telex, facsimile, telecopy or computer transmission (with appropriate answerback), three (3) Business Days after the same shall have been deposited in the United States mail or on the next succeeding Business Day if the same has been sent by Federal Express or other nationally recognized overnight courier service. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

         . Section and subsection headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

         . Whenever possible, each provision of this Agreement, the Note and each of the other Loan Documents shall be interpreted in such a manner as to be valid, legal and enforceable under the applicable law of any jurisdiction. Without limiting the generality of the foregoing sentence, in case any provision of this Agreement, the Note or any of the other Loan Documents shall be invalid, illegal or unenforceable under the applicable law of any jurisdiction, the validity, legality and enforceability of the remaining provisions, or of such provision in any other jurisdiction, shall not in any way be affected or impaired thereby.

         . 6 Entire Agreement; Construction; Amendments And Waivers

                           .1 This  Agreement,  the  Notes and each of the other
Loan Documents dated as of the date hereof, taken together, constitute and contain the entire agreement among Borrowers, Lenders and Agent and supersede any and all prior agreements, negotiations, correspondence, understandings and communications between the parties, whether written or oral, respecting the subject matter hereof.

                           .2  This  Agreement  is the  result  of  negotiations
between and has been reviewed by each Borrower, FSI, and each Lender executing this Agreement as of the Closing Date and Agent and their respective counsel; accordingly, this Agreement shall be deemed to be the product of the parties hereto, and no ambiguity shall be construed in favor of or against Borrowers, FSI, Lenders or Agent. Borrowers, FSI, Lenders and Agent agree that they intend the literal words of this Agreement and the other Loan Documents and that no parol evidence shall be necessary or appropriate to establish Borrowers', FSI's any Lender's or Agent's actual intentions.

                           .3 No amendment, modification, discharge or waiver of
or consent to any departure by any Borrower or FSI from, any provision in this Agreement or any of the other Loan Documents relating to (a) the definition of "Borrowing Base" or "Requisite Lenders," (b) any increase of the amount of any Commitment, (c) any reduction of principal, interest or fees payable hereunder,
(d) any postponement of any date fixed for any payment or prepayment of principal or interest hereunder or (e) this Section 11.6.3 shall be effective without the written consent of all Lenders. Any and all other amendments, modifications, discharges or waivers of, or consents to any departures from any provision of this Agreement or of any of the other Loan Documents shall not be effective without the written consent of Requisite Lenders. Any waiver or consent with respect to any provision of the Loan Documents shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on any Borrower or FSI in any case shall entitle any Borrower or FSI to any other or further notice or demand in similar or other circumstances. Any amendment, modification, waiver or consent effected in accordance with this Section 11.6 shall be binding upon each Lender then party hereto and each subsequent Lender, on Borrower, and on FSI.

         . All covenants, agreements, representations and warranties made herein by each Borrower or FSI shall, notwithstanding any investigation by Lenders or Agent be deemed to be material to and to have been relied upon by Lenders.

         . Lenders shall be under no obligation to marshall any assets in favor of any Borrower or any other person or against or in payment of any or all of the Obligations. To the extent that any Borrower makes a payment or payments to Lenders or Agent, or Lenders or Agent, on behalf of Lenders, enforce their or its Liens or exercises their or its rights of set-off, and such payment or payments or the proceeds of such enforcement or set-off or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party under Title 11 of the United States Code or under any other similar federal or state law, common law or equitable cause, then to the extent of such recovery the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or set-off had not occurred.

         . All sums payable by Borrowers or FSI pursuant to this Agreement, the Note or any of the other Loan Documents shall be payable without notice or demand and shall be payable in United States Dollars without set-off or reduction of any manner whatsoever.

         .        10        Binding Effect, Assignment

                           .1  This  Agreement,  the  Note  and the  other  Loan
Documents shall be binding upon and shall inure to the benefit of the parties hereto and thereto and their respective successors and assigns, except that no Borrower nor FSI may assign its rights hereunder or thereunder or any interest herein or therein without the prior written consent of each Lender. Each Lender shall (a) have the right in accordance with this Section 11.10 to sell and assign to any Eligible Assignee all or any portion of its interest (provided that any such partial assignment shall not be for a principal amount of less than Five Million Dollars ($5,000,000)) under this Agreement, the Notes and the other Loan Documents, together with a ratable interest in the AFG Agreement and the TEC AcquiSub Agreement and the related Notes and other Loan Documents (as separately described and defined in those agreements), subject to the prior written consent of the affected Borrower, which consent shall not be unreasonably withheld, and (b) to grant any participation or other interest herein or therein, except that each potential participant to which a Lender intends to grant any rights under Sections 2.9, 2.10, 5.1 or 10.2 shall be subject to the prior written consent of the affected Borrower, which consent shall not be unreasonably withheld; provided, however, that no such sale, assignment or participation grant shall result in requiring registration under the Securities Act of 1933, as amended, or qualification under any state securities law.

                           .2  Subject  to  the   limitations  of  this  Section
11.10.2, each Lender may sell and assign, from time to time, all or any portion of its Pro Rata Share of the Commitments to any of its Affiliates or, with the approval of the affected Borrower and FSI (which approval shall not be unreasonably withheld), to any other financial institution acceptable to Agent, subject to the assumption by such assignee of the share of the Commitments so assigned. The assignment to such Affiliate or other financial institution shall be evidenced by an Assignment and Assumption in the form of Exhibit I ("Assignment and Acceptance") executed by the assignor Lender (hereinafter from time to time referred to as the "Assignor Lender") and such Affiliate or other financial institution (which, upon such assignment shall become a Lender hereunder (hereinafter from time to time referred to as the "Assignee Lender")). The Assignment and Assumption need not include any of the economic or financial terms upon which such Assignee Lender receives the assignment from the Assignor Lender, and such terms need not be disclosed to or approved by such Borrower or FSI; provided only that such terms do not diminish the obligations undertaken by such Assignee Lender in the Assignment and Assumption or increase the obligations of Borrowers or FSI under this Agreement. Upon execution of such Assignment and Assumption, (a) the definition of "Commitments" in Section 1 hereof and the Pro Rata Shares set forth therein shall be deemed to be amended to reflect each Lender's share of the Commitments, giving effect to the assignment and (b) the Assignee Lender shall, from the effective date of the instrument of assignment and assumption, be subject to all of the obligations, and entitled to all of the rights, of a Lender hereunder, except as may be expressly provided to the contrary in the Assignment and Assumption. To the extent the obligations hereunder of the Assignor Lender are assumed by the Assignee Lender, the Assignor Lender shall be relieved of such obligations. Upon the assignment of any interest by any Assignor Lender pursuant to this Section 11.10.2, such Assignor Lender agrees to supplement Schedule 1.1 to show the date of such assignment, the Assignor Lender, the Assignee Lender, the Assignee Lender's address for notice purposes and the amount of the Commitments so assigned.

                           .3  Subject  to  the   limitations  of  this  Section
11.10.3, any Lender may also grant, from time to time, participation interests in the interests of such Lender under this Agreement, the Notes and the other Loan Documents to any other financial institution without notice to, or approval of, any Borrower or FSI. The grant of such a participation interest shall be on such terms as the granting Lender determines are appropriate, provided only that
(a) the holder of such participation interest shall not have any of the rights of a Lender under this Agreement except, if the participation agreement expressly provides, rights under Sections 2.9, 2.10, 5.1 and 10.2, and (b) the consent of the holder of such a participation interest shall not be required for amendments or waivers of provisions of the Loan Documents other than, if the participation agreement expressly provides, those which (i) increase the monetary amount of any Commitment, (ii) decrease any fee or any other monetary amount payable to Lenders, or (iii) extend the date upon which any monetary amount is payable to Lenders.

         . This Agreement and any amendments, waivers, consents or supplements hereto may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each such agreement shall become effective upon the execution of a counterpart hereof or thereof by each of the parties hereto or thereto, delivery of each such counterpart to Agent.

         . Borrowers and FSI recognize that, in the event any Borrower or FSI fails to perform, observe or discharge any of its obligations or liabilities under this Agreement, the Notes or any of the other Loan Agreements, any remedy at law may prove to be inadequate relief to Lenders or Agent; therefore, Borrowers and FSI agree that Lenders or Agent, if Lenders or Agents so request, shall be entitled to temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

         . EACH BORROWER AND FSI HEREBY AGREE THAT EACH SHALL GIVE PROMPT WRITTEN NOTICE OF ANY CLAIM OR CAUSE OF ACTION IT BELIEVES IT HAS, OR MAY SEEK TO ASSERT OR ALLEGE AGAINST ANY LENDER OR AGENT, WHETHER SUCH CLAIM IS BASED IN LAW OR EQUITY, ARISING UNDER OR RELATED TO THIS AGREEMENT, THE NOTES OR ANY OF THE OTHER LOAN DOCUMENTS OR TO THE LOANS CONTEMPLATED HEREBY OR THEREBY OR ANY ACT OR OMISSION TO ACT BY ANY LENDER OR AGENT WITH RESPECT HERETO OR THERETO, AND THAT IF IT SHALL FAIL TO GIVE SUCH PROMPT NOTICE TO AGENT WITH REGARD TO ANY SUCH CLAIM OR CAUSE OF ACTION, IT SHALL BE DEEMED TO HAVE WAIVED, AND SHALL BE FOREVER BARRED FROM BRINGING OR ASSERTING SUCH CLAIM OR CAUSE OF ACTION IN ANY SUIT, ACTION OR PROCEEDING IN ANY COURT OR BEFORE ANY GOVERNMENTAL AUTHORITY.

         . NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, EACH BORROWER AND FSI HEREBY AGREE THAT EACH SHALL NOT SEEK FROM LENDERS OR AGENT, UNDER ANY THEORY OF LIABILITY, INCLUDING, WITHOUT LIMITATION, ANY THEORY IN TORTS, ANY PUNITIVE DAMAGES.

         . The relationship between Borrowers and FSI, on the one hand, and Lenders and Agent, on the other, is, and at all time shall remain solely that of a borrower and lenders. Neither Lenders nor Agent shall under any circumstances be construed to be partners or joint venturers of Borrowers or FSI or any of their Affiliates; nor shall Lenders nor Agent under any circumstances be deemed to be in a relationship of confidence or trust or a fiduciary relationship with Borrowers or FSI or any of their Affiliates, or to owe any fiduciary duty to any Borrower or any of its Affiliates. Lenders and Agent do not undertake or assume any responsibility or duty to Borrowers or FSI or any of their Affiliates to select, review, inspect, supervise, pass judgment upon or otherwise inform Borrowers or any of their Affiliates of any matter in connection with its or their Property, any collateral held by Agent or any Lender or the operations of Borrowers or FSI or any of their Affiliates. Borrowers and each of their Affiliates shall rely entirely on their own judgment with respect to such matters, and any review, inspection, supervision, exercise of judgment or supply of information undertaken or assumed by any Lender or Agent in connection with such matters is solely for the protection of Lenders and Agent and neither Borrowers nor any Affiliate is entitled to rely thereon.

         . Each Borrower and FSI agrees that its liability hereunder shall be the immediate, direct, and primary obligation of such Borrower or FSI, as the case may be, and shall not be contingent upon the Agent's or any Lender's exercise or enforcement of any remedy it may have against any other Borrower, FSI or any other person, or against any collateral or any security for the Obligations. Without limiting the generality of the foregoing, the Obligations shall remain in full force and effect without regard to and shall not be impaired or affected by, nor shall such Borrower or FSI be exonerated or discharged by, any of the following events:

                           .1    Insolvency,     bankruptcy,     reorganization,
arrangement, adjustment, composition, assignment for the benefit of creditors, death, liquidation, winding up or dissolution of any Borrower or any guarantor of the Obligations of any Borrower;

                           .2 Any  limitation,  discharge,  or  cessation of the
liability of any other Borrower or any guarantor for the Obligations of such other Borrower due to any statute, regulation or rule of law, or any invalidity or unenforceability in whole or in part of the documents evidencing the Obligations of such other Borrower or any guaranty of the Obligations of such other Borrower;

                           .3 Any merger,  acquisition,  consolidation or change
in structure of any Borrower or any guarantor of the Obligations of any Borrower or any sale, lease, transfer or other disposition of any or all of the assets, shares or interests in or of any Borrower or any guarantor of the Obligations of any Borrower;

                           .4 Any assignment or other  transfer,  in whole or in
part, of any Lender's interests in and rights under this Agreement or any of the other Loan Documents, including, without limitation, any assignment or other transfer, in whole or in part, of Banks' interests in and to any collateral;

                           .5 Any claim, defense,  counterclaim or setoff, other
than that of prior performance, that any Borrower or any guarantor of the Obligations of any Borrower may have or assert, including, but not limited to, any defense of incapacity or lack of corporate or other authority to execute any documents relating to the Obligations of any Borrower or any collateral;

                           .6 Agent's or any Lender's  amendment,  modification,
renewal, extension, cancellation or surrender of any agreement, document or instrument relating to this Agreement, the Obligations of any Borrower or any collateral, or any exchange, release, or waiver of any collateral;

                           .7 Agent's or any Lender's exercise or nonexercise of
any power, right or remedy with respect to the Obligations of any Borrower or any collateral, including, but not limited to, the compromise, release, settlement or waiver with or of any Borrower or any other person;

                           .8 Agent's or any Lender's vote, claim, distribution,
election, acceptance, action or inaction in any bankruptcy case related to the Obligations of any Borrower or any collateral; and

                           .9 Any  impairment or invalidity of any collateral or
any failure to perfect any of Agent's liens thereon.

         . Each Borrower and FSI hereby expressly waives (a) diligence, presentment, demand for payment and protest affecting any other Borrower's or FSI's liability under the Loan Documents; (b) discharge due to any disability of any Borrower or FSI; (c) any defenses of any other Borrower or FSI to obligations under the Loan Documents not arising under the express terms of the Loan Documents or from a material breach thereof by Agent or any Lender which under applicable law has the effect of discharging any other Borrower from the Obligations of any Borrower as to which this Agreement is sought to be enforced;
(d) the benefit of any act or omission by Agent or any Lender which directly or indirectly results in or aids the discharge of any other Borrower from any of the Obligations of any such Borrower by operation of law or otherwise; (e) all notices whatsoever, including, without limitation, notice of acceptance of the incurring of the Obligations of any Borrower; (f) any right it may have to require Agent or any Lender to disclose to it any information that Agent or Lenders may now or hereafter acquire concerning the financial condition or any circumstances that bear on the risk of nonpayment by any other Borrower, including the release of such other Borrower from its Obligations hereunder; and
(g) any requirement that Agent and Lenders exhaust any right, power or remedy or proceed against any other Borrower or any other security for, or any guarantor of, or any other party liable for, any of the Obligations of any Borrower, or any portion thereof (including without limitation any requirements set forth in Section 26-7 of the North Carolina General Statutes). Each Borrower specifically agrees that it shall not be necessary or required, and Borrowers shall not be entitled to require, that Agent or any Lender (i) file suit or proceed to assert or obtain a claim for personal judgment against any other Borrower for all or any part of the Obligations of any Borrower; (ii) make any effort at collection or enforcement of all or any part of the Obligations of any Borrower from any Borrower; (iii) foreclose against or seek to realize upon any collateral or any other security now or hereafter existing for all or any part of the Obligations of any Borrower; (iv) file suit or proceed to obtain or assert a claim for personal judgment against any Borrower or any guarantor or other party liable for all or any part of the Obligations of any Borrower; (v) exercise or assert any other right or remedy to which Agent or any Lender is or may be entitled in connection with the Obligations of any Borrower or any security or guaranty relating thereto to assert; or (vi) file any claim against assets of one
Borrower before or as a condition of enforcing the liability of any other Borrower under this Agreement or the Notes.

         . Except as otherwise expressly provided in any of the Loan Documents, in all respects, including all matters of construction, validity and performance, this Agreement and the Obligations arising hereunder shall be governed by, and construed and enforced in accordance with, the laws of the State of North Carolina applicable to contracts made and performed in such state, without regard to the principles thereof regarding conflict of laws, and any applicable laws of the United States of America.

         . Each Borrower and FSI hereby irrevocably consent to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of any dispute in connection with this Agreement, the Note and the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations. Each Borrower hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by Agent or any Lender in connection with this Agreement or the other Loan Documents, any rights or obligations hereunder or thereunder, or the performance of such rights and obligations, on behalf of itself or its Property, in the manner specified in Section 11.3. Nothing in this Section 11.19 shall affect the right of the Agent or any Lender to serve legal process in any other manner permitted by applicable law or affect the right of Agent or any Lender to bring any action or proceeding against any Borrower or its properties in the courts of any other jurisdictions.

         . This Agreement is not intended to be, and shall not be construed to create, a novation or accord and satisfaction, and, except as otherwise provided herein, the Growth Fund Agreement, as executed and delivered on September 27, 1995, shall remain in full force and effect. Without limiting the generality of the foregoing, Section 10.2 of the Growth Fund Agreement shall survive the effectiveness of the Agreement and shall remain enforceable against both the Borrowers and EGF II.

         . TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER AND FSI, BY EXECUTION HEREOF, AND THE AGENT AND EACH LENDER, BY ACCEPTANCE HEREOF,
KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHT THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON THIS AGREEMENT, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONNECTION WITH THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY WITH RESPECT HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT TO THE AGENT AND EACH LENDER TO ACCEPT THIS AGREEMENT AND THE NOTES EXECUTED AND DELIVERED BY EACH BORROWER PURSUANT TO THIS AGREEMENT.

         WITNESS the due execution hereof by the respective duly authorized officers of the undersigned as of the date first written above.

BORROWER                           PLM EQUIPMENT GROWTH FUND III

                                   BY PLM FINANCIAL SERVICES, INC.,
                                   ITS GENERAL PARTNER


                                   By  /s/ J. Michael Allgood
                                       -----------------------------
                                       J. Michael Allgood
                                       Chief Financial Officer


                                   PLM EQUIPMENT GROWTH FUND IV

                                   BY PLM FINANCIAL SERVICES, INC.,
                                   ITS GENERAL PARTNER


                                   By  /s/ J. Michael Allgood
                                       -----------------------------
                                       J. Michael Allgood
                                       Chief Financial Officer



                                   PLM EQUIPMENT GROWTH FUND V

                                   BY PLM FINANCIAL SERVICES, INC.,
                                   ITS GENERAL PARTNER


                                   By  /s/ J. Michael Allgood
                                       ------------------------------
                                       J. Michael Allgood
                                       Chief Financial Officer

                                   PLM EQUIPMENT GROWTH FUND VI

                                   BY PLM FINANCIAL SERVICES, INC.,
                                   ITS GENERAL PARTNER


                                   By  /s/ J. Michael Allgood
                                       ------------------------------
                                       J. Michael Allgood
                                       Chief Financial Officer


                                   PLM EQUIPMENT GROWTH & INCOME FUND VII

                                   BY PLM FINANCIAL SERVICES, INC.,
                                   ITS GENERAL PARTNER


                                   By  /s/ J. Michael Allgood
                                       -----------------------------
                                       J. Michael Allgood
                                       Chief Financial Officer


                                   PROFESSIONAL LEASE MANAGEMENT INCOME FUND I,
                                   L.L.C.

                                   BY PLM FINANCIAL SERVICES, INC.,
                                   ITS MANAGER


                                   By  /s/ J. Michael Allgood
                                       ------------------------------
                                       J. Michael Allgood
                                       Chief Financial Officer

                                   Notice to any Borrower to be sent to:

                                   [Insert name of Borrower]
                                   c/o PLM Financial Services, Inc.
                                   One Market Plaza
                                   Steuart Street Tower, Suite 900
                                   San Francisco, CA  94105
                                   Attention:     J. Michael Allgood
                                   Vice President of Finance
                                   and Chief Financial Officer
                                   Telephone:     415/974-1399
                                   Telecopy:      415/882-0860

                                   With a copy to:

                                   TEC AcquiSub, Inc.
                                   One Market Plaza
                                   Steuart Street Tower, Suite 900
                                   San Francisco, CA  94105
                                   Attention:     General Counsel
                                   Telephone:     415/896-1138
                                   Facsimile:     415/882-0860

FSI                                PLM FINANCIAL SERVICES, INC.


                                   By  /s/ J. Michael Allgood
                                       -----------------------------------
                                       J. Michael Allgood
                                       Chief Financial Officer

                                   Notice to be sent to:

                                   PLM Financial Services, Inc.
                                   One Market Plaza
                                   Steuart Street Tower, Suite 900
                                   San Francisco, CA  94105
                                   Attention:     J. Michael Allgood
                                                  Vice President of Finance
                                                  and Chief Financial Officer
                                   Telephone:     415/974-1399
                                   Telecopy:      415/882-0860

AGENT                              FIRST UNION NATIONAL BANK
                                   OF NORTH CAROLINA


                                   By  /s/ Bill A. Shirley
                                       -----------------------------------
                                       Bill A. Shirley
                                       Vice President

                                   Notice to be sent to:

                                   First Union National Bank of North Carolina
                                   One First Union Center
                                   301 South College Street
                                   Charlotte, NC  28288
                                   Attention:     Milton Anderson,
                                                  Director
                                   Telephone:     704/383-5164
                                   Facsimile:     704/374-4092

LENDERS                            FIRST UNION NATIONAL BANK
                                   OF NORTH CAROLINA


                                   By  /s/ Bill A. Shirley
                                       -----------------------------------
                                       Bill A. Shirley
                                       Vice President


                                   Notice to be sent to:

                                   First Union National Bank of North Carolina
                                   One First Union Center
                                   301 South College Street
                                   Charlotte, NC  28288
                                   Attention:     Milton Anderson,
                                                  Director
                                   Telephone:     704/383-5164
                                   Facsimile:     704/374-4092


The undersigned acknowledges and agrees to Section 11.20 of this Agreement.

                                   PLM EQUIPMENT GROWTH FUND II

                                   BY PLM FINANCIAL SERVICES, INC.,
                                   ITS GENERAL PARTNER


                                   By  /s/ J. Michael Allgood
                                       -----------------------------------
                                       J. Michael Allgood
                                       Chief Financial Officer

                                   SCHEDULE A

                                  (COMMITMENTS)


                                                                    Pro
                                                                   Rate
Lender                               Commitment                    Share

First Union National Bank            $35,000,000                   35/35 x 100%
 of North Carolina